UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336

Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/11

Item 1. Reports to Stockholders.

OCTOBER 31, 2011

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery on **franklintempleton.com**

INTERNATIONAL

FRANKLIN INDIA GROWTH FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin India Growth Fund

Your Fund’s Goal and Main Investments: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin India Growth Fund covers the fiscal year ended October 31, 2011.

Performance Overview

For the 12 months under review, Franklin India Growth Fund – Class A had a -14.53% cumulative total return. The Fund performed better than the -19.99% total return of its benchmark, the MSCI India Index, which is designed to measure stock market performance in India.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

India’s economy continued to expand at a robust pace over the Fund’s fiscal year, albeit at a slightly lower rate compared to the previous year due to cyclical headwinds. High inflation and ensuing monetary tightening weighed on investment spending and industrial growth. Private consumption, however, continued to grow at a healthy rate. Growth in the services sector held up well and was supported by increases in exports and agricultural output. We believe gross domestic product expansion could trend lower, however, if cyclical head-winds persist and slower global economic growth weighs on export demand. Currently, the International Monetary Fund expects the Indian economy could grow 7.8% in 2011 and 7.5% in 2012.

1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.

2. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

Annual Report | 3

High inflation levels alongside sustained demand pressures led the Reserve Bank of India to maintain the tightening stance it adopted early last year and cumulatively raise its benchmark policy rate 2.5% during the reporting period. Indian corporate earnings reflected these challenges, and a divergence in topline and bottomline growth trends developed over the past few quarters. While topline trends continued to grow at a healthy pace, bottomline profitability was negatively impacted by rising input and borrowing costs.

The emergence of cyclical headwinds weighed on Indian equity market performance during the early part of the review period. Policy uncertainty and media coverage of graft probes also dampened investor sentiment. Over the past couple of quarters, increased global risk aversion exacerbated declines and resulted in quality companies trading at what we considered attractive valuations.

We believe that although India and the global economy will face challenging times in the near term, India remains relatively well-placed according to a long-term fundamental point of view. Domestic demand served as the Indian economy’s primary driver and helped insulate it from global developments. High foreign exchange reserves and low external debt during the reporting period provided further cushioning to deal with the global situation, just as they had in 2008. We believe strong domestic structural tailwinds such as consumption and investment could help bolster the economy.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

4 | Annual Report

Manager’s Discussion

Our overall goal has been to build a diversified portfolio of high-quality companies that cover the full market capitalization spectrum and that we think are well positioned to take advantage of Indian economic growth. In particular, we believe companies that could benefit from structural growth drivers such as rising consumer spending and infrastructure investment may provide favorable growth opportunities.

Some of the large holdings that detracted from Fund performance included Reliance Industries and ICICI Bank. Reliance Industries is India’s largest private sector business enterprise with interests in oil exploration and production, refining and marketing, and petrochemicals. During the period, the company’s key oil production block declined in output and weighed on stock performance. However, we viewed the company’s scale and proven execution capabilities along with its robust demand outlook over the medium term as key potential strengths. Concerns about monetary tightening adversely impacted the performance of banking stocks, including that of ICICI Bank, one of India’s largest private sector banks. In our view, the company remained fundamentally well equipped to take advantage of the structural opportunity posed by under-penetration of most financial products and services given an expanding target market. TV18 Broadcast, one of India’s leading media companies, declined in value and weighed on Fund performance amid investor concerns over growing industry competition.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2011, the U.S. dollar rose in value relative to the Indian rupee. As a result, the Fund’s performance was negatively affected by the portfolio’s predominant investment in securities denominated in the Indian rupee.

During the period under review, broad market volatility weighed on Fund performance. However, gains in telecommunication services and consumer staples stocks helped reduce declines.3 A number of the Fund’s larger holdings contributed to Fund performance. One of India’s key telecommunication services providers, Idea Cellular, benefited from stabilization in tariffs and easing

3. The telecommunication services sector comprises wireless telecommunication services in the SOI. The consumer staples sector comprises food products and personal products in the SOI.

competitive pressures. Our analysis suggests the Indian telecommunication services sector could consolidate as new entrants leave the market after facing losses. We also believe demand for data and broadband services could increase over the medium to long term, which could benefit Idea Cellular. Sustained demand for automobiles helped our positions in Mahindra & Mahindra and Bajaj Auto deliver strong performance.

Crisil, India’s leading ratings agency, enjoyed strong ties to its parent company, Standard & Poor’s, and benefited from India’s strong demand for credit. Crisil’s recent acquisition of an offshore research services firm enhanced its research service capabilities.

Thank you for your continued participation in Franklin India Growth Fund.

We look forward to serving your future investment needs.

6 | Annual Report

Performance Summary as of 10/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FINGX)			Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$	1.89	$9.45	$11.34
Distributions (11/1/10–10/31/11)
Long-Term Capital Gain	$0.2736
Class C (Symbol: FINDX)			Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$	1.93	$9.22	$11.15
Distributions (11/1/10–10/31/11)
Long-Term Capital Gain	$0.2736
Advisor Class (Symbol: FIGZX)			Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$	1.87	$9.54	$11.41
Distributions (11/1/10–10/31/11)
Long-Term Capital Gain	$0.2736

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that the common expenses (including the expenses of FT (Mauritius) Offshore Investments Limited but excluding Rule 12b-1 fees) for each class of the Fund do not exceed 1.40% (other than certain nonroutine expenses) until 2/29/12.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same fac-
tors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund may also experience greater volatility than a fund that is more broadly diver-
sified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

			Class C:	These shares have higher annual fees and expenses than Class A shares.

			Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2011 Morningstar. The MSCI India Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in India.

10	|	Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/11	Value 10/31/11	Period* 5/1/11–10/31/11
Actual	$1,000	$875.00	$8.03
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64
Class C
Actual	$1,000	$872.40	$11.33
Hypothetical (5% return before expenses)	$1,000	$1,013.11	$12.18
Advisor Class
Actual	$1,000	$876.00	$6.62
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.70%; C: 2.40%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

12 | Annual Report

Franklin Templeton International Trust

Financial Highlights

Franklin India Growth Fund

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin India Growth Fund

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin India Growth Fund

Franklin Templeton International Trust

Statement of Investments, October 31, 2011

Franklin India Growth Fund	Shares	Value
Common Stocks (Cost $1,505,544) 1.6%
IT Services 1.6%
[a]Cognizant Technology Solutions Corp., A (United States)	20,000	$1,455,000
Mutual Funds (Cost $83,002,777) 97.9%
Diversified Financial Services 97.9%
[a]FT (Mauritius) Offshore Investments Ltd. (India)	9,136,835	90,256,618
Total Investments (Cost $84,508,321) 99.5%		91,711,618
Other Assets, less Liabilities 0.5%		474,867
Net Assets 100.0%		$92,186,485

[a]Non-income producing.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities

October 31, 2011

Franklin
India Growth
Fund
Assets:
Investments in securities:
Cost	$1,505,544
Value	$1,455,000
Investments in FT (Mauritius) Offshore Investments Limited (Note 1)	90,256,618
Total value of investments	91,711,618
Cash	50,000
Receivables:
Investment securities sold	103,236
Capital shares sold	720,992
Affiliates	55,961
Other assets	12
Total assets	92,641,819
Liabilities:
Payables:
Capital shares redeemed	426,811
Accrued expenses and other liabilities	28,523
Total liabilities	455,334
Net assets, at value	$92,186,485
Net assets consist of:
Paid-in capital	$88,152,239
Undistributed net investment income (loss)	(57,913)
Net unrealized appreciation (depreciation)	4,164,135
Accumulated net realized gain (loss)	(71,976)
Net assets, at value	$92,186,485
Class A:
Net assets, at value	$38,079,391
Shares outstanding	4,028,929
Net asset value per share[a]	$9.45
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.03
Class C:
Net assets, at value	$11,191,802
Shares outstanding	1,213,504
Net asset value and maximum offering price per share[a]	$9.22
Advisor Class:
Net assets, at value	$42,915,292
Shares outstanding	4,498,841
Net asset value and maximum offering price per share	$9.54

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
Annual Report | The accompanying notes are an integral part of these financial statements.	|	17

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations for the year ended October 31, 2011

Franklin
India Growth
Fund
Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
Dividends	$1,025,186
Expenses	(1,104,885)
Net investment income allocated from FT (Mauritius) Offshore Investments Limited	(79,699)
Expenses:
Management fees (Note 3a)	223,556
Administrative fees (Note 3b)	190,271
Distribution fees: (Note 3c)
Class A	122,792
Class C	119,154
Transfer agent fees (Note 3e)	165,034
Custodian fees (Note 4)	3,164
Reports to shareholders	29,413
Registration and filing fees	74,426
Professional fees	49,072
Trustees’ fees and expenses	4,987
Other	6,564
Total expenses	988,433
Expenses waived/paid by affiliates (Note 3f)	(519,736)
Net expenses	468,697
Net investment income (loss)	(548,396)
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
Net realized gain (loss) from:
Investments	1,755,852
Foreign currency transactions	(1,097,422)
Net realized gain (loss)	658,430
Net change in unrealized appreciation (depreciation) on:
Investments[a]	(16,723,329)
Translation of assets and liabilities denominated in foreign currencies	695
Net change in unrealized appreciation (depreciation)	(16,722,634)
Net realized and unrealized gain (loss)	(16,064,204)
Net increase (decrease) in net assets resulting from operations	$(16,612,600)

aIncludes $(50,544) of unrealized depreciation on investments held by the India Growth Fund.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin India Growth Fund
	Year Ended October 31,
	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(548,396)	$(131,899)
Net realized gain (loss) from investments and foreign currency transactions	658,430	12,268,235
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(16,722,634)	9,741,127
Net increase (decrease) in net assets resulting from operations	(16,612,600)	21,877,463
Distributions to shareholders from:
Net investment income:
Class A	—	(56,742)
Class C	—	(7,660)
Advisor Class	—	(378,874)
Net realized gains:
Class A	(1,055,684)	(28,775)
Class C	(299,833)	(9,764)
Advisor Class	(1,157,500)	(145,648)
Total distributions to shareholders	(2,513,017)	(627,463)
Capital share transactions: (Note 2)
Class A	8,544,229	19,513,370
Class C	2,597,096	5,120,596
Advisor Class	11,408,443	(29,535,856)
Total capital share transactions	22,549,768	(4,901,890)
Net increase (decrease) in net assets	3,424,151	16,348,110
Net assets:
Beginning of year	88,762,334	72,414,224
End of year	$92,186,485	$88,762,334
Undistributed net investment income (loss) included in net assets:
End of year	$(57,913)	$(526,573)

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton International Trust

Notes to Financial Statements

Franklin India Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Franklin India Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At October 31, 2011, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related

20 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) a. Financial Instrument Valuation (continued)

or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair value may differ significantly from the values that would have been used had an active market existed.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s net asset value per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

b. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund’s investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may

Annual Report | 21

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) c. Security Transactions, Investment Income, Expenses and Distributions (continued)

differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

22 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements *(continued)*

Franklin India Growth Fund

2. Shares of Beneficial Interest

	Year Ended October 31,			
	2011		2010	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	3,089,046	$ 32,580,918	2,785,953	$ 27,840,929
Shares issued in reinvestment of distributions	87,905	937,944	8,123	71,322
Shares redeemed	(2,445,386)	(24,974,633)	(869,288)	(8,398,881)
Net increase (decrease)	731,565	$ 8,544,229	1,924,788	$ 19,513,370
Class C Shares:				
Shares sold	761,000	$ 7,815,796	716,391	$ 7,047,086
Shares issued in reinvestment of distributions	24,994	261,935	1,609	13,981
Shares redeemed	(547,918)	(5,480,635)	(205,233)	(1,940,471)
Net increase (decrease)	238,076	$ 2,597,096	512,767	$ 5,120,596
Advisor Class Shares:				
Shares sold	2,995,738	$ 32,123,863	3,377,643	$ 32,104,309
Shares issued in reinvestment of distributions	102,029	1,096,811	49,605	437,019
Shares redeemed	(2,146,387)	(21,812,231)	(6,803,521)	(62,077,184)
Net increase (decrease)	951,380	$ 11,408,443	(3,376,273)	$(29,535,856)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 23

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

3. TRANSACTIONS WITH AFFILIATES (continued) a. Management Fees

Effective May 1, 2011, the Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Prior to May 1, 2011, the Fund paid fees to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio based on the average on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

24 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

3. TRANSACTIONS WITH AFFILIATES (continued) c. Distribution Fees (continued)

In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$83,117
CDSC retained	$7,474

e. Transfer Agent Fees

For the year ended October 31, 2011, the Fund paid transfer agent fees of $165,034, of which $94,770 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, including the Fund’s share of the Portfolio’s allocated expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.40% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2012.

Annual Report | 25

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2011, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended October 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$—	$443,276
Long term capital gain	2,513,017	184,187
	$2,513,017	$627,463

At October 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains including the holdings of the Portfolio for income tax purposes were as follows:

Cost of investments	$80,581,816

Unrealized appreciation	$9,613,211
Unrealized depreciation	(6,522,254)
Net unrealized appreciation (depreciation)	$3,090,957

Distributable earnings – undistributed long term capital gains	$1,007,196

The Portfolio is a disregarded entity for United States Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductible expenses, offering costs and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the year ended October 31, 2011, aggregated $55,115,818 and $33,973,977, respectively.

26 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

7. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2011, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Report | 27

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin India Growth Fund

9. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2011, all of the Fund’s investments in securities and in securities through the Portfolio carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

28 | Annual Report

Franklin Templeton International Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Franklin India Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin India Growth Fund (the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 16, 2011

Annual Report | 29

Franklin Templeton International Trust

Tax Designation (unaudited)

Franklin India Growth Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,513,018 as a long term capital gain dividend for the fiscal year ended October 31, 2011.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $832,304 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

30 | Annual Report

Franklin Templeton International Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

32 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	90	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 33

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

34 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen
and Address	Position	Time Served	by Board Member*	Other Directorships Held
Lori A. Weber (1964)	Vice President	Since May 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 35

FT (Mauritius) Offshore Investments Limited

Financial Highlights

(Expressed in U.S. Dollars)

	Year Ended October 31, 2011	2010	2009	2008[a]
Per share operating performance				
(for a share outstanding throughout the year)				
Net asset value, beginning of year	$11.52	$ 8.26	$4.97	$10.00
Income from investment operations[b]:				
Net investment income (loss)[c]	(0.01)	0.02	—[d]	0.01
Net realized and unrealized gains (losses)	(1.63)	3.24	3.29	(5.04)
Total from investment operations	(1.64)	3.26	3.29	(5.03)
Net asset value, end of year	$ 9.88	$11.52	$8.26	$ 4.97
Total return[e]	(14.24)%	39.47%	66.20%	(50.30)%
Ratios to average net assets[f]				
Expenses	1.17%	1.22%	1.37%	1.40%
Net investment income (loss)	(0.08)%	0.18%	(0.06)%	0.15%
Supplemental data				
Net assets, end of year (000's)	$90,257	$88,225	$72,271	$34,371
Portfolio turnover rate	39.07%	83.21%	72.23%	45.10%

[a]For the period January 31, 2008 (commencement of operations) to October 31, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

FT (Mauritius) Offshore Investments Limited

Statement of Investments, October 31, 2011

(Expressed in U.S. Dollars)

	Country	Shares	Value
Common Stocks 91.1%
Auto Components 2.1%
Bosch Ltd.	India	6,264	$892,323
Exide Industries Ltd.	India	410,000	1,020,368
			1,912,691
Automobiles 6.1%
Bajaj Auto Ltd.	India	63,000	2,242,984
Mahindra & Mahindra Ltd.	India	155,700	2,760,892
Tata Motors Ltd., A	India	224,728	494,420
			5,498,296
Chemicals 4.1%
Asian Paints Ltd.	India	25,000	1,618,298
Grasim Industries Ltd.	India	40,652	2,069,177
			3,687,475
Commercial Banks 13.3%
HDFC Bank Ltd.	India	400,000	4,018,488
ICICI Bank Ltd.	India	238,000	4,549,281
IndusInd Bank Ltd.	India	280,073	1,652,937
Standard Chartered PLC, IDR	United Kingdom	590,000	1,083,525
Union Bank of India Ltd.	India	148,500	688,506
			11,992,737
Construction & Engineering 1.5%
Larsen & Toubro Ltd.	India	33,000	958,037
Voltas Ltd.	India	175,000	359,131
			1,317,168
Construction Materials 0.7%
India Cements Ltd.	India	360,000	596,796
Diversified Financial Services 5.0%
Crisil Ltd.	India	76,000	1,380,661
Kotak Mahindra Bank Ltd.	India	296,000	3,106,237
			4,486,898
Electric Utilities 2.3%
Power Grid Corp. of India Ltd.	India	965,000	2,074,512
Food Products 1.0%
Nestle India Ltd.	India	9,835	858,724
Gas Utilities 1.9%
GAIL India Ltd.	India	200,000	1,735,209
Independent Power Producers & Energy Traders 1.6%
NTPC Ltd.	India	400,000	1,473,706
IT Services 14.0%
Infosys Ltd.	India	135,000	7,973,542
Tata Consultancy Services Ltd.	India	139,829	3,200,441
Wipro Ltd.	India	193,699	1,458,114
			12,632,097

		Annual Report | 37

FT (Mauritius) Offshore Investments Limited

Statement of Investments, October 31, 2011 (continued)

(Expressed in U.S. Dollars)

	Country	Shares	Value
Common Stocks (continued)
Machinery 2.9%
Cummins India Ltd.	India	255,000	$2,086,673
Thermax Ltd.	India	55,000	525,765
			2,612,438
Media 1.7%
Jagran Prakashan Ltd.	India	433,210	969,561
[a]Network 18 Media & Investments Ltd.	India	24,150	31,601
[a]TV18 Broadcast Ltd.	India	608,642	568,258
			1,569,420
Metals & Mining 6.2%
Gujarat Mineral Development Corp. Ltd.	India	316,257	1,144,710
Hindalco Industries Ltd.	India	370,000	1,036,350
JSW Steel Ltd.	India	50,000	670,244
Steel Authority of India Ltd.	India	561,013	1,294,778
Tata Steel Ltd.	India	150,000	1,488,137
			5,634,219
Oil, Gas & Consumable Fuels 11.7%
Bharat Petroleum Corp. Ltd.	India	47,157	603,751
Coal India Ltd.	India	230,000	1,570,501
Great Eastern Shipping Co. Ltd.	India	100,000	482,026
Oil & Natural Gas Corp. Ltd.	India	227,000	1,297,276
Reliance Industries Ltd.	India	367,000	6,617,384
			10,570,938
Personal Products 2.0%
Marico Ltd.	India	564,704	1,790,511
Pharmaceuticals 3.0%
Cadila Healthcare Ltd.	India	82,000	1,286,935
Dr. Reddy’s Laboratories Ltd.	India	42,200	1,448,913
			2,735,848
Wireless Telecommunication Services 10.0%
Bharti Airtel Ltd.	India	830,000	6,673,418
[a]Idea Cellular Ltd.	India	1,221,998	2,364,672
			9,038,090
Total Common Stocks (Cost $77,997,100)			82,217,773
Other Assets, less Liabilities 8.9%			8,038,845
Net Assets 100.0%			$90,256,618

See Abbreviations on page 48.

[a]Non-income producing.

38 | The accompanying notes are an integral part of these financial statements.	| Annual Report

FT (Mauritius) Offshore Investments Limited

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities

October 31, 2011

Assets:	
Investments in securities:	
Cost	$77,997,100
Value	$82,217,773
Cash	65,308
Foreign currency, at value (cost $7,266,017)	7,257,344
Receivables:	
Investment securities sold	299,290
Capital shares sold	631,273
Dividends	27,943
Total assets	90,498,931
Liabilities:	
Payables:	
Investment securities purchased	27,886
Capital shares redeemed	124,824
Affiliates	65,334
Custodian fees	12,400
Accrued expenses and other liabilities	11,869
Total liabilities	242,313
Net assets, at value	$90,256,618
Shares outstanding	9,136,835
Net asset value per share	$9.88

FT (Mauritius) Offshore Investments Limited

Financial Statements *(continued)*

(Expressed in U.S. Dollars)

Statement of Operations

for the year ended October 31, 2011

Investment income:	
Dividends	$ 1,025,186
Expenses:	
Management fees (Note 3a)	894,244
Administrative fees (Note 3b)	36,580
Custodian fees	72,267
Reports to shareholders	2,250
Professional fees	21,588
Directors' fees and expenses	10,000
Other	67,956
Total expenses	1,104,885
Net investment income (loss)	(79,699)
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	1,755,852
Foreign currency transactions	(1,097,422)
Net realized gain (loss)	658,430
Net change in unrealized appreciation (depreciation) on:	
Investments	(16,672,785)
Translation of other assets and liabilities denominated in foreign currencies	695
Net change in unrealized appreciation (depreciation)	(16,672,090)
Net realized and unrealized gain (loss)	(16,013,660)
Net increase (decrease) in net assets resulting from operations	$(16,093,359)

FT (Mauritius) Offshore Investments Limited

Financial Statements *(continued)*

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Year Ended October 31, 2011	2010
Increase (decrease) in net assets:		
Operations:		
Net investment income (loss)	$ (79,699)	$ 149,993
Net realized gain (loss) from investments and foreign currency transactions	658,430	12,268,235
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(16,672,090)	9,741,127
Net increase (decrease) in net assets resulting from operations	(16,093,359)	22,159,355
Capital share transactions (Note 2)	18,125,032	(6,204,925)
Net increase (decrease) in net assets	2,031,673	15,954,430
Net assets:		
Beginning of year	88,224,945	72,270,515
End of year	$ 90,256,618	$88,224,945

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund’s (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At October 31, 2011, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a. Financial Instrument Valuation

The Portfolio’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Portfolio may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

42 | Annual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | 43

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities at the rate of 21.115% (which includes surcharges). There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.

44 | Annual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Portfolio is notified of the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Portfolio’s shares were as follows:

		Year Ended October 31,
		2011		2010
	Shares	Amount	Shares	Amount
Shares sold	3,966,090	$44,096,280	5,534,231	$54,602,940
Shares redeemed	(2,487,529)	(25,971,248)	(6,621,552)	(60,807,865)
Net increase (decrease)	1,478,561	$18,125,032	(1,087,321)	$(6,204,925)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

Annual Report | 45

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

Effective May 1, 2011, The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Prior to May 1, 2011, the Portfolio paid fees to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2011, aggregated $53,610,274 and $33,973,377, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

46 | Annual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

6. FAIR VALUE MEASUREMENTS

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s investments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Portfolio adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2011, all of the Portfolio’s investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Portfolio is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report | 47

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (continued)

(Expressed in U.S. Dollars)

8. SUBSEQUENT EVENTS

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency

IDR -International Depositary Receipt

48 | Annual Report

FT (Mauritius) Offshore Investments Limited

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of FT (Mauritius) Offshore Investments Limited

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FT (Mauritius) Offshore Investments Limited (the “Portfolio”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 16, 2011

Annual Report | 49

Franklin Templeton International Trust

Shareholder Information

Franklin India Growth Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

50 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin India Growth Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Asset Management (India) Private Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

141 A 12/11

OCTOBER 31, 2011

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery on **franklintempleton.com**

GLOBAL

FRANKLIN WORLD PERSPECTIVES FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin World Perspectives Fund

Your Fund's Goal and Main Investments: Franklin World Perspectives Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum.

Geographic Breakdown
Based on Total Net Assets as of 10/31/11

North America 42.7%
Europe 23.6%
Asia 19.2%
Latin America & Caribbean 3.6%
Australia & New Zealand 3.4%
Middle East & Africa 2.3%
Short-Term Investments & Other Net Assets 5.2%

This inaugural annual report for Franklin World Perspectives Fund covers the period since the Fund's inception on December 16, 2010, through October 31, 2011.

Performance Overview

Franklin World Perspectives Fund – Class A had a -3.64% cumulative total return since its inception on December 16, 2010, through October 31, 2011. For the same period, the Fund underperformed the -2.09% total return of its benchmark, the MSCI All Country World Plus Frontier Markets Index (ACWI FM), which measures stock performance in developed, emerging and frontier markets.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

Annual Report | 3

Economic and Market Overview

Global stocks generally entered the reporting period with positive momentum as considerable policy support in the developed world helped sustain global economic growth and corporate earnings remained strong. Additionally, the emerging world continued to lead the recovery as many emerging economies returned to or exceeded pre-crisis activity levels. At the beginning of the period regional conditions diverged widely, leading to more profound differences in economic policies around the world. In emerging and frontier markets, rapid credit and capacity growth prompted monetary consolidation and tighter lending standards to counter inflationary forces, while in Europe, leaders also initially focused on inflation despite gathering pressure from debt and growth headwinds. U.S. policymakers, however, prioritized growth, responding aggressively to signs of an economic slowdown with a second round of quantitative easing that started in November and extending Bush-era tax cuts early in the reporting period. This strengthening economic recovery was generally favorable for global equity markets.

Despite the initial market strength and economic stabilizing efforts around the world, a confluence of events in the early months of 2011 significantly escalated stock volatility. First, civil insurrections swept the Middle East and North Africa (MENA) region as democracy advocates deposed a number of longstanding regimes, leading to further instability in the region and heightened volatility in global oil and gas markets. Then, Japan suffered its biggest earthquake on record, followed by a destructive tsunami and nuclear crisis. These events led to sharp market declines in Japan and across the globe. Yet, despite the dramatic headlines and pronounced market volatility, global stocks largely weathered this turmoil, underpinned by accommodative policy and economic and earnings resilience.

More significant setbacks came later in the review period, including the downgrade of the U.S. long-term credit rating to AA+ from AAA in August after a last-minute budget compromise narrowly averted a government shutdown. Sovereign debt burdens and economic growth headwinds emerged as leading sources of investor concern, and Europe became the primary region of focus given its debt complications and growth challenges. Over the course of the reporting period, Greece, Portugal and Ireland accepted bailouts, Spain’s and Italy’s credit ratings were downgraded, and many European governments imposed painful austerity measures seeking to shrink fiscal deficits. By period end, policymakers had increased the size of the European Financial Stability Facility — the region’s bailout fund — to one trillion euros and agreed to provide financing and capital to stressed regional lenders. Europe’s greater policy

4 | Annual Report

commitment generally helped stocks rebound sharply in October, aided further by benign economic data, resilient corporate profits and a general sense among investors that equities had become oversold. However, for the reporting period, global developed, emerging and frontier market stocks, as measured by the MSCI ACWI FM, ultimately declined as many investors avoided perceived risk and sought traditional safe havens like gold, reserve currencies and fixed income securities.

Investment Strategy

We manage the Fund using a multi-manager approach. While we have overall responsibility for the Fund’s investments, we work and subcontract with Franklin Templeton’s local asset management teams (subadvisors) to determine regional and country allocations, and each subadvisor is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. We work closely with the subadvisors to develop local portfolios of securities seeking to outperform the relevant market of each region and combine those portfolios into a single global growth equity fund. The Fund’s actual exposure to various regions and markets will vary from time to time according to our and the sub-advisors’ opinions as to the prevailing conditions and prospects for these markets.

Using a growth-oriented investment style, we seek to invest in growth-oriented equity securities of companies listed on the stock markets in developed, emerging and frontier regions and countries around the world, with the benefit of local knowledge and market insight. When choosing equity investments for the Fund, we and the subadvisors apply a research-driven, bottom-up, fundamental long-term approach, focusing on the market price of a company’s securities relative to our and the subadvisors’ evaluations of the company’s long-term earnings, asset value and cash flow potential. We seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Since inception, the Fund has employed its investment strategy of allocating assets to all major world regions, across all major markets (developed, emerging and frontier) across the market capitalization spectrum (small- to large-cap), all while selecting local securities seeking to outperform the relevant market of each region. We believe that successful global investing can benefit from combining a global investment perspective with local insight, presence and focus.

Annual Report | 5

Top 10 Countries
10/31/11
% of Total
Net Assets
U.S.	37.4%
U.K.	10.4%
Japan	6.5%
Canada	5.3%
Australia	3.4%
China	3.2%
Netherlands	3.2%
Brazil	3.1%
South Korea	2.7%
France	2.0%

During the reporting period, we followed this philosophy by managing the Fund seeking to take advantage of the global investment expertise of Franklin’s local, on-the-ground portfolio managers located in regions around the world focused on their specific areas of geographic expertise.

At period-end, the Fund’s largest weightings continued to be in the U.S., Europe and Asia-Pacific ex-Japan region. Consistent with our belief that many emerging and frontier markets’ solid underlying fundamentals could offer strong medium-to long-term growth potential, we assigned our largest overweighted allocations relative to the benchmark MSCI ACWI FM to the Asia-Pacific ex-Japan region, the MENA region and Brazil. Conversely, we assigned our largest relative underweighted allocations to the U.S., Japan and Europe. Since the Fund’s launch, its Japanese, Canadian, MENA and Brazilian weightings increased, while its European and Asia-Pacific ex-Japan weightings decreased slightly. Relative to the benchmark, during the reporting period we increased our overweighted allocations to Canada, Brazil, MENA and South Korea while maintaining above-benchmark positions in Asia-Pacific ex-Japan. Conversely, during the reporting period we increased our relative underweightings in the U.S. and Europe. We allocated more to Japan after investor concerns about the earthquake and tsunami in March caused Japanese stocks to decline significantly, making their long-term valuations more attractive to us, but we maintained an overall underweighted allocation.

Specifically, in Japan we increased our weightings primarily to the materials, consumer staples, information technology (IT) and health care sectors.2 In Canada, we increased our weightings to the materials and energy sectors, and in Brazil we increased our weightings to the industrials, consumer discretionary and materials sectors.3 In the MENA region, the weighting increase was driven by heavier allocations to Kuwait, the United Arab Emirates (UAE) and Qatar, which was one of the region’s best-performing markets due to continued strong growth projections, higher salaries for government and military employees, and news of major infrastructure projects linked to the 2022 FIFA

2. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and household products in the SOI. The IT sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; office electronics; semiconductors and semiconductor equipment; and software in the SOI. The health care sector comprises biotechnol-ogy, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

6 | Annual Report

World Cup. In Europe, our largest weighting decrease was in the U.K., primarily within the industrials and consumer discretionary sectors. Although our allocation to the U.S. stayed relatively the same at period-end, we decreased our weightings primarily in the IT and telecommunication services sectors.4 Although we remained overweighted in Asia-Pacific ex-Japan relative to the benchmark, our reduced exposures to India and China drove our decreased overall weighting in the region.

From a sector standpoint, the Fund’s largest weightings at period-end were in the IT, financials, industrials and consumer discretionary sectors.5 Relative to the benchmark index, our largest overweighted allocations were in the industrials, IT and consumer discretionary sectors.

During the period under review, slow economic growth in developed market countries and decelerating growth in emerging market countries increased fears about the possibility of another global recession. As a result, investors seemed to indiscriminately shed assets they perceived as risky, with the global flight from emerging market assets being particularly severe. In this risk-averse environment, developed market stocks as a whole suffered a less substantial decline than emerging and frontier market stocks, with the Fund’s overall emerging and frontier market holdings generally underperforming their developed market counterparts. However, relative to the benchmark MSCI ACWI FM, our stock selection within emerging and frontier markets largely offset the negative effects of our overweighted allocations to these markets during the period.

Key detractors from the Fund’s relative performance during the reporting period included underweighted allocations and stock selection in the more defensive health care and consumer staples sectors, as well as no utilities sector holdings, in the U.S.6 In the U.K., some off-benchmark consumer discretionary holdings and a lack of exposure to the strong-performing energy sector hindered relative performance. Stock selection in Hong Kong and Australia also hurt relative results.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

5. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

6. The utilities sector comprises electric utilities in the SOI.

Top 10 Industries
10/31/11
% of Total
Net Assets
Diversified Financial Services	8.2%
Oil, Gas & Consumable Fuels	5.0%
Software	4.8%
Commercial Banks	4.6%
Chemicals	3.9%
Computers & Peripherals	3.4%
Insurance	2.8%
Electrical Equipment	2.8%
Transportation Infrastructure	2.7%
IT Services	2.6%

Annual Report | 7

In terms of individual detractors from relative performance, our off-benchmark position in U.K. carpet and floor covering retailer Carpetright had a large negative impact due to investor concerns about U.K. consumer spending. We remain encouraged about Carpetright’s long-term prospects, however, as the company took various measures such as renegotiating with its suppliers and expanding its product offerings. Other detractors from relative performance included off-benchmark positions in Flughafen Wien, an Austrian holding company engaged in the operation of the Vienna International Airport, and Halfords Group,7 a U.K.-based automotive and leisure products retailer. Within our emerging market positions, Chinese retailer Parkson Retail Group and Hong Kong Exchanges & Clearing (HKEC) hurt relative performance. Parkson Retail Group, a part of Parkson Holdings Group, which also has a presence in Malaysia and Vietnam, operates an extensive network of department stores in China and, in our analysis, offers us exposure to the country’s strong domestic demand and the potential rise in consumers’ discretionary spending. HKEC was affected by short-term earnings concerns due to a decline in securities turnover during the period. HKEC, the holding company for the Stock Exchange of Hong Kong, Hong Kong Futures Exchange and Hong Kong Securities Clearing Company, is one of the world’s largest exchange owners by market capitalization. In our opinion, the company could be a key beneficiary of the ongoing structural increase in capital inflows to the region and any liberalization of the Chinese renminbi. Within our frontier market holdings, the UAE’s Depa weighed on relative performance as the high-end interior contractor’s stock weakened during the period due to investors’ heightened risk aversion to the MENA market in general because of unrest in the region. The company remained fundamentally sound, in our view, as its diversification strategy outside its home market continued to show positive results and demand increased for its interior services and turnkey solutions.

Despite the Fund’s negative results since inception, it had many contributors to relative performance during the reporting period. From a country perspective, major contributors were an underweighted allocation and stock selection in Japan and an overweighted allocation and stock selection in Ireland, as well as stock selection in South Korea and Thailand. In Japan, a lack of exposure to the poor-performing utilities sector aided performance. In Thailand, off-benchmark investments in certain high-performing stocks drove relative results.

At the sector level, the Fund’s relative performance was boosted largely by stock selection in the financials sector, particularly in the U.K., and the materials sector, notably in the U.S. and Australia, and no such holdings in the U.K. Stock

7. No longer held at period-end.

8 | Annual Report

selection in the IT sector also contributed to relative results. Although overweighting in the industrials sector hurt relative results, stock selection more than offset the negative effect and the sector overall aided relative performance.

In terms of individual holdings, a top contributor to relative performance was Petrohawk Energy,7 a U.S. oil and natural gas company whose share price soared following an acquisition offer by BHP Billiton, a leading global resources company based in Australia. Also among the top contributors were U.S.-based clothing manufacturer Ralph Lauren, which benefited from strong global sales growth, and U.S.-based global payment solutions provider MasterCard, which generated higher debit and credit purchase volume and transaction growth. Other overall key relative contributors were off-benchmark positions in Ireland-based international gaming company Paddy Power and Lancashire Holdings, a global insurance provider operating in the U.K. and Bermuda, which delivered strong results during a challenging period for the financials sector. Within our emerging market holdings, a top contributor was China Shenhua Energy, the country’s largest coal producer. In addition to focusing on the coal and power businesses, China Shenhua also provides dedicated port loading, transportation and storage services to the coal industry. The company has a strong execution track record and, in our view, could continue to benefit from China’s economic growth and rising electricity demand. Within our frontier market holdings, a contributor was Qatar National Bank, the country’s biggest lender by assets. The commercial bank’s stock benefited from the company’s strong earnings and investors’ favorable sentiment toward Qatar’s banking sector, which strengthened during the period due to double-digit loan growth. The country’s recent measure to increase government salaries, in our opinion, could further support lending activity and improve asset quality.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the period since the Fund’s December 16, 2010, inception through October 31, 2011, the U.S. dollar fell in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Top 10 Holdings
10/31/11

Company	% of Total
Sector/Industry, Country	Net Assets
Franklin India Growth Fund,
Advisor Class	1.8%
Diversified Financial Services, India
Apple Inc.	1.8%
Computers & Peripherals, U.S.
Koninklijke Vopak NV	1.1%
Transportation Infrastructure,
Netherlands
SPDR S&P ASX 200 ETF	1.0%
Diversified Financial Services,
Australia
EMC Corp.	1.0%
Computers & Peripherals, U.S.
Anheuser-Busch InBev NV	1.0%
Beverages, Belgium
De La Rue PLC	1.0%
Commercial Services & Supplies, U.K.
Fugro NV	1.0%
Energy Equipment & Services,
Netherlands
International Personal Finance PLC	1.0%
Diversified Financial Services, U.K.
Praxair Inc.	0.9%
Chemicals, U.S.

Annual Report | 9

Persistent pressure on sovereign debt markets created resistance to a sustained recovery in global developed markets due to investor concerns about large debt levels in many countries. Although serious headwinds exist, we believe the global economy may not enter another recession in the near term and pockets of opportunity exist for bottom-up stock selections as company-level fundamentals and valuations remain attractive in our view. Recent developments suggested that pessimism about economic growth might be overdone. In contrast, although emerging market growth rates slowed somewhat, they remain generally buoyant particularly in comparison with developed markets. Many emerging countries in Asia are stronger than they were during the Asian economic crisis in 1997-98 and have higher foreign exchange reserves.

At period-end, in the U.S. company-level fundamentals remained strong, with many companies continuing to report robust earnings and maintaining healthy balance sheets and high cash levels. In the eurozone, sovereign debt fears persisted as various governments and central banks attempted to resolve several economic, monetary and fiscal issues. Despite the breadth and depth of these issues, we believe many companies with strong fundamentals, solid balance sheets and attractive valuations remain available for investment. In Japan, abundant domestic expenditure resulting from rebuilding efforts after the March earthquake and tsunami could offset much of the negative effects of a stronger yen and cooling external demand that pressured exports, and help spur economic growth. Meanwhile, in Brazil, whose equity market performed poorly due to slower economic growth caused by a global commodity price correction, economic growth could accelerate as the country invests heavily on new infrastructure projects for the upcoming 2014 FIFA World Cup and 2016 Summer Olympics.

We continue to hold the fundamental belief that emerging and frontier markets can be an essential part of global equity portfolios and should grow in importance in the future. We are comfortable with the long-term growth potential of emerging and frontier markets as we seek to take advantage of our local presence and expertise in those areas. Emerging markets have constituted a large and growing percentage of overall global output, as well as captured a large percentage of global consumption of most commodities, world exports and inflows of foreign direct investment (FDI). Based on our assessment, long-term growth prospects could continue to outweigh potential short-term volatility

10 | Annual Report

arising from increases in investor risk aversion that could impact capital flows into these markets. Emerging economies have generally continued to benefit from stronger fundamentals than many developed economies — in our view, as of period-end growth potential remains positive, historical and relative valuations are reasonable and inflationary pressures, which largely contributed to volatility during the reporting period, have started to wane as food and commodity prices softened and global economic growth projections moderated.

We, therefore, believe we may have reached a peak in the inflationary and interest rate hike cycle and think authorities in key emerging countries could refocus monetary policy from containing inflation and preventing economic overheating to preserving and protecting economic growth. Unlike many developed market countries that have already reached historically low interest rate levels, many emerging market countries appear to have the flexibility to loosen monetary policy to accommodate and support domestic growth in a weaker global growth environment.

In our opinion, the potential risk/reward trade-off favors many emerging markets over developed markets. As investors become increasingly aware that much of the major economic risks appear to be skewed to the developed world, capital flows may seek the potential for higher growth and yields in emerging markets. Therefore, at period-end, the Fund remained strategically overweighted in emerging and frontier markets relative to the benchmark. However, we also continue to take an in-depth, bottom-up approach in seeking to identify and invest in what we consider high-quality U.S. and European companies that demonstrate sustainable long-term growth potential, superior profitability, and meaningful competitive advantages and have the potential to benefit from any long-term growth in emerging and frontier markets. In our analysis, many companies in the developed world have strong fundamentals and attractive valuations, and we believe ample opportunities exist in these markets.

Globally, our focus remains on those companies that we believe are financially strong and have favorable growth potential and sustainable competitive advantages. Although global market factors are likely to continue to weigh on market sentiment and may cause additional volatility in the months ahead, we continue to see opportunity in equities globally.

Annual Report | 11

We thank you for your participation in Franklin World Perspectives Fund and look forward to serving your future investment needs.

Stephen H. Dover, CFA

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin World Perspectives Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

12 | Annual Report

Performance Summary as of 10/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 13

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that the common expenses (excluding Rule 12b-1 fees) for each class do not exceed 1.25% (other than certain nonroutine expenses) until 3/1/12.

14 | Annual Report

Performance Summary *(continued)*

Class A (12/16/10–10/31/11)

$15,000
$10,000
$5,000
12/10
10/11
$9,791
$9,082
Franklin World Perspectives Fund
MSCI ACWI FM[7]

Aggregate Total Return

Class A	10/31/11
Since Inception (12/16/10)	-9.18%

Class C (12/16/10–10/31/11)

$15,000
$10,000
$5,000
12/10
10/11
$9,791
$9,490
Franklin World Perspectives Fund
MSCI ACWI FM[7]

Aggregate Total Return

Class C	10/31/11
Since Inception (12/16/10)	-5.10%

Annual Report | 15

Performance Summary *(continued)*

Aggregate Total Return

Class R	10/31/11
Since Inception (12/16/10)	-3.94%

Class R (12/16/10–10/31/11)

$15,000
$10,000
$5,000
12/10
10/11
$9,791
$9,606
Franklin World Perspectives Fund
MSCI ACWI FM[1]

Aggregate Total Return

Advisor Class	10/31/11
Since Inception (12/16/10)	-3.54%

Advisor Class (12/16/10–10/31/11)

$15,000
$10,000
$5,000
12/10
10/11
$9,791
$9,646
Franklin World Perspectives Fund
MSCI ACWI FM[1]

16 | Annual Report

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Aggregate total return represents the change in value of an investment over the period indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: MSCI, Inc. MSCI ACWI FM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed, emerging and frontier markets.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Class A	Actual 5/1/11	10/31/11	5/1/11–10/31/11
Actual	$1,000	$887.70	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
Class C
Actual	$1,000	$884.60	$9.22
Hypothetical (5% return before expenses)	$1,000	$1,015.43	$9.86
Class R
Actual	$1,000	$884.80	$8.31
Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89
Advisor Class
Actual	$1,000	$886.80	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.30%; C: 1.94%;
R: 1.75%; and Advisor: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 19

Franklin Templeton International Trust

Financial Highlights

Franklin World Perspectives Fund

Class A	Period Ended October 31, 2011[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.00
Income from investment operations[b]:	
Net investment income[c]	0.05
Net realized and unrealized gains (losses)	(0.41)
Total from investment operations	(0.36)
Less distributions from net investment income	(0.01)
Net asset value, end of period	$ 9.63
Total return[d]	(3.64)%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	2.29%
Expenses net of waiver and payments by affiliates and expense reduction	1.33%[f]
Net investment income	0.54%
Supplemental data	
Net assets, end of period (000's)	$11,796
Portfolio turnover rate	71.86%

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Templeton International Trust

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Class C	Period Ended October 31, 2011[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.00
Income from investment operations[b]:	
Net investment income (loss)[c]	(0.01)
Net realized and unrealized gains (losses)	(0.41)
Total from investment operations	(0.42)
Less distributions from net investment income	(0.01)
Net asset value, end of period	$ 9.57
Total return[d]	(4.14)%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	3.00%
Expenses net of waiver and payments by affiliates and expense reduction	2.04%[f]
Net investment income (loss)	(0.17)%
Supplemental data	
Net assets, end of period (000's)	$2,689
Portfolio turnover rate	71.86%

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Templeton International Trust

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Class R	Period Ended October 31, 2011[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.00
Income from investment operations[b]:	
Net investment income[c]	0.01
Net realized and unrealized gains (losses)	(0.40)
Total from investment operations	(0.39)
Less distributions from net investment income	(0.01)
Net asset value, end of period	$ 9.60
Total return[d]	(3.94)%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	2.71%
Expenses net of waiver and payments by affiliates and expense reduction	1.75%[f]
Net investment income	0.12%
Supplemental data	
Net assets, end of period (000's)	$2,399
Portfolio turnover rate	71.86%

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Templeton International Trust

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Advisor Class	Period Ended October 31, 2011[a]
Per share operating performance	
(for a share outstanding throughout the period)	
Net asset value, beginning of period	$10.00
Income from investment operations[b]:	
Net investment income[c]	0.05
Net realized and unrealized gains (losses)	(0.40)
Total from investment operations	(0.35)
Less distributions from net investment income	(0.01)
Net asset value, end of period	$ 9.64
Total return[d]	(3.54)%
Ratios to average net assets[e]	
Expenses before waiver and payments by affiliates	2.21%
Expenses net of waiver and payments by affiliates and expense reduction	1.25%[f]
Net investment income	0.62%
Supplemental data	
Net assets, end of period (000's)	$10,047
Portfolio turnover rate	71.86%

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Templeton International Trust

Statement of Investments, October 31, 2011

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 93.2%
Australia 3.4%
Amcor Ltd.	Containers & Packaging	14,671	$108,542
BHP Billiton Ltd.	Metals & Mining	5,836	232,491
Commonwealth Bank of Australia	Commercial Banks	570	29,598
Computershare Ltd.	IT Services	1,970	15,758
CSL Ltd.	Biotechnology	891	27,100
David Jones Ltd.	Multiline Retail	15,968	57,049
Incitec Pivot Ltd.	Chemicals	4,890	18,037
Macquarie Group Ltd.	Capital Markets	1,633	42,871
Orica Ltd.	Chemicals	720	19,729
Rio Tinto Ltd.	Metals & Mining	243	17,725
SPDR S&P ASX 200 Fund ETF	Diversified Financial Services	6,346	273,207
Westpac Bancorp	Commercial Banks	1,241	29,192
Woolworths Ltd.	Food & Staples Retailing	1,234	30,965
WorleyParsons Ltd.	Energy Equipment & Services	750	22,021
			924,285
Austria 0.8%
Flughafen Wien AG	Transportation Infrastructure	4,860	218,619
Belgium 1.0%
Anheuser-Busch InBev NV	Beverages	4,760	264,949
Brazil 2.2%
Aliansce Shopping Centers SA	Real Estate Management
	& Development	9,200	69,380
Banco Santander Brasil SA	Commercial Banks	3,800	34,189
BRF-Brasil Foods SA	Food Products	3,600	74,948
[a]Cyrela Brazil Realty SA Empreendimentos e
Participacoes	Household Durables	6,200	54,194
Diagnosticos da America SA	Health Care Providers & Services	4,000	31,796
Ecorodovias Infraestrutura e Logistica SA	Transportation Infrastructure	8,600	65,106
QGEP Participacoes SA	Oil, Gas & Consumable Fuels	2,400	23,760
Santos Brasil Participacoes SA	Transportation Infrastructure	2,600	38,549
[a]Vale SA	Metals & Mining	7,600	193,452
			585,374
Canada 5.3%
Agrium Inc.	Chemicals	400	32,925
Bank of Montreal	Commercial Banks	550	32,441
Bank of Nova Scotia	Commercial Banks	1,350	71,029
Bonavista Energy Corp.	Oil, Gas & Consumable Fuels	1,100	28,271
Brookfield Asset Management Inc., A	Real Estate Management
	& Development	2,350	67,883
Canadian Imperial Bank of Commerce	Commercial Banks	825	62,057
Canadian National Railway Co.	Road & Rail	900	70,385
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	1,700	59,868
[b]Celtic Exploration Ltd.	Oil, Gas & Consumable Fuels	725	17,929
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	925	31,630
Gildan Activewear Inc.	Textiles, Apparel & Luxury Goods	975	25,117
Goldcorp Inc.	Metals & Mining	2,100	102,564

24 | Annual Report

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Canada (continued)
Home Capital Group Inc.	Thrifts & Mortgage Finance	525	$23,705
IGM Financial Inc.	Capital Markets	925	39,876
Inmet Mining Corp.	Metals & Mining	650	38,737
MacDonald Dettwiler and Associates Ltd.	Software	665	29,846
Manulife Financial Corp.	Insurance	2,175	28,669
Metro Inc., A	Food & Staples Retailing	875	42,803
Mullen Group Ltd.	Energy Equipment & Services	1,275	25,579
Nuvista Energy Ltd.	Oil, Gas & Consumable Fuels	6,100	37,575
Power Corp. of Canada	Insurance	1,725	43,367
Power Financial Corp.	Insurance	2,000	53,886
Rogers Communications Inc., B	Wireless Telecommunication Services	1,550	56,433
Royal Bank of Canada	Commercial Banks	1,450	70,612
[b]Savanna Energy Services Corp.	Energy Equipment & Services	4,575	38,537
SNC-Lavalin Group Inc., A	Construction & Engineering	1,025	51,425
Sun Life Financial Inc.	Insurance	1,225	30,870
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,150	36,571
Thomson Reuters Corp.	Media	2,350	69,413
The Toronto-Dominion Bank	Commercial Banks	700	52,745
TransCanada Corp.	Oil, Gas & Consumable Fuels	1,450	61,535
			1,434,283
China 3.2%
Anhui Conch Cement Co. Ltd., H	Construction Materials	14,500	53,380
China Construction Bank Corp., H	Commercial Banks	42,000	31,410
China Life Insurance Co. Ltd., H	Insurance	3,000	7,974
China Merchants Bank Co. Ltd., H	Commercial Banks	25,500	52,518
China Overseas Land & Investment Ltd.	Real Estate Management
	& Development	36,000	68,119
China Resources Land Ltd.	Real Estate Management
	& Development	30,000	44,563
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	35,500	165,418
China Yurun Food Group Ltd.	Food Products	22,000	38,796
CNOOC Ltd.	Oil, Gas & Consumable Fuels	37,000	72,678
Dongfeng Motor Group Co. Ltd., H	Automobiles	62,000	103,748
Industrial and Commercial Bank of China Ltd., H	Commercial Banks	70,000	44,421
NVC Lighting Holdings Ltd.	Household Products	52,000	22,758
Parkson Retail Group Ltd.	Multiline Retail	64,000	81,969
[a]PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	34,000	44,903
Yingde Gases Group Co. Ltd.	Chemicals	33,000	35,596
			868,251
Denmark 0.6%
Novo Nordisk AS, ADR	Pharmaceuticals	1,600	170,080
France 2.0%
L’occitane International SA	Specialty Retail	8,750	19,485
Legrand SA	Electrical Equipment	5,710	202,836
Neopost SA	Office Electronics	2,760	210,641
Nexans SA	Electrical Equipment	1,490	94,186
			527,148

Annual Report | 25

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Germany 0.7%
[b]db x-trackers DAX ETF	Diversified Financial Services	2,336	$197,746
Greece 0.3%
[a]Jumbo SA	Specialty Retail	14,435	78,519
Hong Kong 0.9%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	5,400	43,740
Esprit Holdings Ltd.	Specialty Retail	11,600	17,022
Gourmet Master Co. Ltd.	Hotels, Restaurants & Leisure	100	715
Hong Kong Exchanges & Clearing Ltd.	Diversified Financial Services	7,715	132,874
Li & Fung Ltd.	Distributors	22,000	43,044
			237,395
India 1.8%
[b,c]Franklin India Growth Fund, Advisor Class	Diversified Financial Services	52,013	496,723
Indonesia 0.7%
ACE Hardware Indonesia	Specialty Retail	33,240	12,673
Jasa Marga PT	Transportation Infrastructure	94,500	41,098
PT Adaro Energy Tbk	Oil, Gas & Consumable Fuels	177,000	40,488
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	70,870	54,038
PT XL Axiata Tbk	Diversified Telecommunication Services	58,470	33,025
			181,322
Ireland 0.9%
DCC PLC	Industrial Conglomerates	4,120	114,307
Paddy Power PLC	Hotels, Restaurants & Leisure	2,100	116,264
			230,571
Italy 0.8%
Prysmian SpA	Electrical Equipment	15,039	227,929
Japan 6.5%
Bridgestone Corp.	Auto Components	2,200	52,366
Daito Trust Construction Co. Ltd.	Real Estate Management & Development	500	44,893
DeNA Co. Ltd.	Internet Software & Services	700	30,664
FANUC Corp.	Machinery	200	33,075
Fast Retailing Co. Ltd.	Specialty Retail	200	36,401
Hitachi Ltd.	Electronic Equipment, Instruments
	& Components	15,000	81,921
Isuzu Motors Ltd.	Automobiles	9,000	39,138
JS Group Corp.	Building Products	2,200	46,569
[a]KDDI Corp.	Wireless Telecommunication Services	13	96,272
Kewpie Corp.	Food Products	4,200	57,640
Komatsu Ltd.	Machinery	3,000	75,820
Kuraray Co. Ltd.	Chemicals	2,600	36,979
Kyocera Corp.	Electronic Equipment, Instruments
	& Components	800	71,727
Mitsubishi Chemical Holdings Corp.	Chemicals	8,000	49,524
Mitsubishi Corp.	Trading Companies & Distributors	3,700	77,658
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	21,300	93,989

26 | Annual Report

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Japan (continued)
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	5,000	$84,543
Mitsui Mining & Smelting Co. Ltd.	Metals & Mining	19,000	53,220
Nidec Corp.	Electrical Equipment	600	49,882
Nippon Paint Co. Ltd.	Chemicals	6,000	46,352
Nissan Motor Co. Ltd.	Automobiles	8,900	83,667
[a]ORIX Corp.	Diversified Financial Services	1,080	96,141
Otsuka Holdings Co. Ltd.	Pharmaceuticals	3,600	93,102
Rakuten Inc.	Internet & Catalog Retail	26	28,632
Seven & I Holdings Co. Ltd.	Food & Staples Retailing	2,600	70,034
Shimadzu Corp.	Electronic Equipment, Instruments
	& Components	4,000	34,738
[b]Skymark Airlines Inc.	Airlines	2,300	33,889
Toray Industries Inc.	Chemicals	7,000	50,496
Toyota Motor Corp.	Automobiles	2,700	91,306
			1,740,638
Kuwait 0.3%
[b]Mabanee Co SAKC	Construction & Engineering	8,209	26,263
Mobile Telecommunications Co.	Wireless Telecommunication Services	8,233	27,836
National Mobile Telecommunications Co.	Wireless Telecommunication Services	3,316	23,870
Yiaco Medical Co. KSCC	Health Care Providers & Services	10,000	15,906
			93,875
Malaysia 0.1%
Bursa Malaysia Bhd.	Diversified Financial Services	13,300	29,435
Mexico 0.5%
iShares MSCI Mexico Investable Market Index Fund ETF	Diversified Financial Services	2,500	138,200
Morocco 0.1%
Douja Promotion Groupe Addoha SA	Real Estate Management
	& Development	2,284	21,483
Netherlands 3.2%
Fugro NV	Energy Equipment & Services	4,390	259,636
Koninklijke Vopak NV	Transportation Infrastructure	5,490	284,192
[b]QIAGEN NV	Life Sciences Tools & Services	6,130	85,439
Reed Elsevier NV	Media	19,100	235,600
			864,867
Philippines 0.1%
Globe Telecom Inc.	Wireless Telecommunication Services	880	18,762
Portugal 0.3%
[b]Brisa Auto Estradas De Portugal SA	Transportation Infrastructure	25,250	86,672
Qatar 0.3%
Commercial Bank of Qatar	Commercial Banks	1,273	29,192
Industries Qatar	Industrial Conglomerates	606	22,018
Qatar National Bank	Commercial Banks	1,029	41,429
			92,639

Annual Report | 27

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

		Franklin World Perspectives Fund	Industry	Shares/Units	Value
		Common Stocks and Other Equity Interests (continued)
		Russia 0.7%
		[b]db x-trackers MSCI Russia Capped Index ETF	Diversified Financial Services	6,613	$196,704
		Singapore 1.2%
		Avago Technologies Ltd.	Semiconductors & Semiconductor
			Equipment	4,500	151,965
		Singapore Exchange Ltd.	Diversified Financial Services	19,000	102,151
		Singapore Telecommunications Ltd.	Diversified Telecommunication Services	22,000	55,898
					310,014
		South Africa 0.8%
		iShares MSCI South Africa Index Fund ETF	Diversified Financial Services	3,334	211,376
		South Korea 2.7%
		Daelim Industrial Co.	Construction & Engineering	295	25,990
		Daewoo International Corp.	Trading Companies & Distributors	570	16,808
		[b]Daum Communication Corp.	Internet Software & Services	181	22,114
		Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	325	22,497
		Hana Financial Group Inc.	Commercial Banks	1,440	52,235
		Hankook Tire Co. Ltd.	Auto Components	600	24,165
		Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	620	40,076
		Hyundai GLOVIS Co. Ltd.	Air Freight & Logistics	150	28,319
		Hyundai Motor Co. Ltd.	Automobiles	459	93,669
		Hyundai Steel Co.	Metals & Mining	389	35,845
		[b]JCEntertainment Corp.	Software	1,027	34,900
		Kia Motors Corp.	Automobiles	346	22,489
		Korean Air Lines Co. Ltd.	Airlines	500	22,475
		LG Chem Ltd.	Chemicals	77	25,197
		LIG Insurance Co. Ltd.	Insurance	1,190	25,675
		Modetour Network Inc.	Hotels, Restaurants & Leisure	1,222	29,936
		[b]Neowiz Internet Corp.	Internet Software & Services	1,100	17,207
		Samsung C&T Corp.	Trading Companies & Distributors	533	33,350
		Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor
			Equipment	105	91,374
		SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	176	26,977
		Woori Finance Holdings Co. Ltd.	Commercial Banks	2,310	22,532
					713,830
		Switzerland 1.5%
		ABB Ltd.	Electrical Equipment	2,060	39,229
		[b]Dufry AG	Specialty Retail	1,770	190,306
		Roche Holding AG	Pharmaceuticals	1,120	184,583
					414,118
		Taiwan 1.9%
		Catcher Technology Co. Ltd.	Computers & Peripherals	14,390	81,767
		Cheng Shin Rubber Industry Co. Ltd.	Auto Components	16,468	38,035
		Chinatrust Financial Holding Co. Ltd.	Commercial Banks	54,209	36,148
		Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	31,280	105,075
		Far Eastern Department Stores Ltd.	Multiline Retail	18,592	28,834
		Formosa Chemicals & Fibre Corp.	Chemicals	8,260	24,158
		Formosa Plastics Corp.	Chemicals	8,260	24,572

28	|	Annual Report

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Taiwan (continued)
Fubon Financial Holding Co. Ltd.	Diversified Financial Services	23,833	$28,399
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor
	Equipment	52,570	129,325
[b]Yuanta Financial Holding Co. Ltd.	Capital Markets	33,000	19,027
			515,340
Thailand 0.2%
Bangkok Bank PCL, fgn.	Commercial Banks	7,120	36,424
Siam Commercial Bank PCL, fgn.	Commercial Banks	4,490	17,190
			53,614
Turkey 0.2%
iShares MSCI Turkey ETF	Diversified Financial Services	1,394	41,869
United Arab Emirates 0.2%
[b]Depa Ltd.	Commercial Services & Supplies	57,439	25,273
Emaar Properties PJSC	Real Estate Management &
	Development	31,986	24,210
			49,483
United Kingdom 10.4%
Carpetright PLC	Specialty Retail	26,370	195,181
De La Rue PLC	Commercial Services & Supplies	19,270	261,523
Diageo PLC	Beverages	8,870	183,814
Dignity PLC	Diversified Consumer Services	17,480	229,430
Hiscox Ltd.	Insurance	36,530	224,035
Homeserve PLC	Commercial Services & Supplies	23,070	129,857
International Personal Finance PLC	Diversified Financial Services	58,490	257,655
Lancashire Holdings Ltd.	Insurance	9,770	112,720
Reckitt Benckiser Group PLC	Household Products	3,310	170,186
[b,d]Rolls-Royce Group PLC, C	Aerospace & Defense	1,062,600	1,709
Rolls-Royce Holdings PLC	Aerospace & Defense	15,400	173,900
Rotork PLC	Machinery	4,790	129,823
The Sage Group PLC	Software	46,500	207,904
Savills PLC	Real Estate Management
	& Development	47,820	238,950
Standard Chartered PLC	Commercial Banks	1,600	38,595
Tesco PLC	Food & Staples Retailing	39,200	253,395
			2,808,677
United States 37.4%
Abercrombie & Fitch Co., A	Specialty Retail	750	55,800
ACE Ltd.	Insurance	1,750	126,263
[b]Acme Packet Inc.	Communications Equipment	680	24,623
Aflac Inc.	Insurance	2,160	97,394
Albemarle Corp.	Chemicals	580	30,908
[b]Amazon.com Inc.	Internet & Catalog Retail	350	74,729
[b]American Tower Corp., A	Wireless Telecommunication Services	3,000	165,300
Anadarko Petroleum Corp.	Oil, Gas & Consumable Fuels	1,250	98,125
[b]Apple Inc.	Computers & Peripherals	1,170	473,593
[b]Aruba Networks Inc.	Communications Equipment	3,290	77,940

			Annual Report | 29

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
[b]Biogen Idec Inc.	Biotechnology	820	$95,415
BlackRock Inc.	Capital Markets	680	107,297
[b]BorgWarner Inc.	Auto Components	2,500	191,225
Celanese Corp., A	Chemicals	4,780	208,169
[b]Celgene Corp.	Biotechnology	1,600	103,728
[b]Cerner Corp.	Health Care Technology	2,400	152,232
Chevron Corp.	Oil, Gas & Consumable Fuels	1,620	170,424
[b]Chipotle Mexican Grill Inc.	Hotels, Restaurants & Leisure	100	33,612
[b]Citrix Systems Inc.	Software	1,900	138,377
[b]Cognizant Technology Solutions Corp., A	IT Services	1,500	109,125
[b]Concho Resources Inc.	Oil, Gas & Consumable Fuels	1,200	113,664
Cummins Inc.	Machinery	1,850	183,945
Danaher Corp.	Industrial Conglomerates	2,300	111,205
[b]DaVita Inc.	Health Care Providers & Services	700	49,000
[b]DexCom Inc.	Health Care Equipment & Supplies	3,610	35,342
[b]Dick’s Sporting Goods Inc.	Specialty Retail	1,650	64,499
[b]DIRECTV, A	Media	2,390	108,649
[b]Discovery Communications Inc., C	Media	4,000	158,280
Ecolab Inc.	Chemicals	2,950	158,828
[b]Edwards Lifesciences Corp.	Health Care Equipment & Supplies	1,050	79,191
[b]EMC Corp.	Computers & Peripherals	11,000	269,610
Emerson Electric Co.	Electrical Equipment	600	28,872
Expeditors International of Washington Inc.	Air Freight & Logistics	2,300	104,880
[b]Express Scripts Inc.	Health Care Providers & Services	2,500	114,325
[b]F5 Networks Inc.	Communications Equipment	590	61,331
FactSet Research Systems Inc.	Software	900	89,478
Fastenal Co.	Trading Companies & Distributors	3,260	124,173
[b]FMC Technologies Inc.	Energy Equipment & Services	1,400	62,748
[b]Fortinet Inc.	Software	3,190	73,561
[b]Gilead Sciences Inc.	Biotechnology	2,000	83,320
Halliburton Co.	Energy Equipment & Services	1,490	55,666
[b]Hub Group Inc., A	Air Freight & Logistics	1,740	54,392
[b]Informatica Corp.	Software	3,000	136,500
International Business Machines Corp.	IT Services	1,250	230,787
Johnson Controls Inc.	Auto Components	4,800	158,064
[b]Kansas City Southern	Road & Rail	3,000	189,510
[b]Key Energy Services Inc.	Energy Equipment & Services	4,890	63,228
[b]Lam Research Corp.	Semiconductors & Semiconductor
	Equipment	1,900	81,681
MasterCard Inc., A	IT Services	530	184,037
McKesson Corp.	Health Care Providers & Services	1,400	114,170
Mead Johnson Nutrition Co., A	Food Products	2,500	179,625
Merck & Co. Inc.	Pharmaceuticals	2,000	69,000
Microchip Technology Inc.	Semiconductors & Semiconductor
	Equipment	3,600	130,176
National Instruments Corp.	Electronic Equipment, Instruments
	& Components	3,100	82,801
[b]NetApp Inc.	Computers & Peripherals	2,300	94,208

30 | Annual Report

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Franklin World Perspectives Fund	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
NIKE Inc., B	Textiles, Apparel & Luxury Goods	1,400	$134,890
[b]Nuance Communications Inc.	Software	4,230	112,010
Oracle Corp.	Software	6,700	219,559
PepsiCo Inc.	Beverages	1,700	107,015
Praxair Inc.	Chemicals	2,500	254,175
Precision Castparts Corp.	Aerospace & Defense	1,100	179,465
[b]Priceline.com Inc.	Internet & Catalog Retail	150	76,158
QEP Resources Inc.	Oil, Gas & Consumable Fuels	1,880	66,834
QUALCOMM Inc.	Communications Equipment	2,000	103,200
Ralph Lauren Corp.	Textiles, Apparel & Luxury Goods	1,350	214,366
[b]Red Hat Inc.	Software	2,860	141,999
Rockwell Automation Inc.	Electrical Equipment	1,450	98,093
[b]Salesforce.com Inc.	Software	900	119,853
Schlumberger Ltd.	Energy Equipment & Services	1,350	99,185
[b]Signature Bank	Commercial Banks	1,040	57,980
SM Energy Co.	Oil, Gas & Consumable Fuels	2,200	182,402
[b]Stericycle Inc.	Commercial Services & Supplies	1,200	100,296
T. Rowe Price Group Inc.	Capital Markets	1,900	100,396
[b]Trimble Navigation Ltd.	Electronic Equipment, Instruments
	& Components	3,180	128,504
[b]Under Armour Inc., A	Textiles, Apparel & Luxury Goods	1,350	113,954
United Technologies Corp.	Aerospace & Defense	1,910	148,942
Visa Inc., A	IT Services	1,740	162,272
The Walt Disney Co.	Media	2,000	69,760
Waste Connections Inc.	Commercial Services & Supplies	2,990	101,810
[b]Waters Corp.	Life Sciences Tools & Services	1,200	96,144
Wells Fargo & Co.	Commercial Banks	2,100	54,411
[b]Whiting Petroleum Corp.	Oil, Gas & Consumable Fuels	1,460	67,963
Whole Foods Market Inc.	Food & Staples Retailing	1,300	93,756
Wynn Resorts Ltd.	Hotels, Restaurants & Leisure	850	112,880
Xilinx Inc.	Semiconductors & Semiconductor
	Equipment	3,500	117,110
			10,068,407
Total Common Stocks and Other Equity Interests
(Cost $25,510,796)			25,113,197
[e]Participatory Notes 0.7%
Saudi Arabia 0.7%
Credit Suisse International, SAFCO (Saudi Arabian
Fertilizer Co.), 10/31/12	Chemicals	447	22,229
HSBC Bank PLC
[b]Al Rajhi Bank, 8/13/14	Commercial Banks	1,211	22,280
Banque Saudi Fransi, 4/20/12	Commercial Banks	2,059	22,564

Annual Report | 31

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 *(continued)*

Franklin World Perspectives Fund	Industry	Shares/Units	Value
[e]**Participatory Notes (continued)**			
Saudi Arabia (continued)			
HSBC Bank PLC (continued)			
[b]Dar Al Arkan Real Estate Development Co., 8/13/14	Real Estate Management & Development	12,716	$ 21,191
Etihad Etisalat Co., 1/23/12	Wireless Telecommunication Services	1,554	21,339
[b]Fawaz Abdulaziz Alhokair & Co., 8/13/14	Specialty Retail	1,515	23,834
[b]National Industrialization Co., 8/13/14	Industrial Conglomerates	2,077	22,152
[b]Samba Financial Group, 8/13/14	Commercial Banks	1,790	22,910
Total Participatory Notes (Cost $173,869)			178,499
Preferred Stocks 0.9%			
Brazil 0.9%			
CIA Energetica de Dinas Gerais, pfd.	Electric Utilities	2,600	43,454
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	20,100	125,830
Klabin SA, pfd.	Containers & Packaging	16,300	59,991
Total Preferred Stocks (Cost $201,954)			229,275
Total Investments before Short Term Investments (Cost $25,886,619)			25,520,971
		Principal Amount	
Short Term Investments (Cost $150,000) 0.5%			
U.S. Government and Agency Securities 0.5%			
United States 0.5%			
[f]FHLB, 11/01/11		$150,000	150,000
Total Investments (Cost $26,036,619) 95.3%			25,670,971
Other Assets, less Liabilities 4.7%			1,259,531
Net Assets 100.0%			$26,930,502

See Abbreviations on page 47.

[a]Security purchased on a delayed delivery basis. See Note 1(c).
[b]Non-income producing.
[c]See Note 7 regarding investments in Franklin India Growth Fund.
[d]See Note 9 regarding restricted securities.
[e]See Note 1(d) regarding Participatory Notes.
[f]The security is traded on a discount basis with no stated coupon rate.

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities
October 31, 2011

Franklin World
Perspectives
Fund
Assets:
Investments in securities:
Cost	$26,036,619
Value	$25,670,971
Cash	1,162,015
Foreign currency, at value (cost $66,077)	65,110
Receivables:
Investment securities sold	285,360
Capital shares sold	1,189
Dividends	29,715
Offering costs	17,308
Total assets	27,231,668
Liabilities:
Payables:
Investment securities purchased	257,440
Capital shares redeemed	1,298
Affiliates	22,540
Accrued expenses and other liabilities	19,888
Total liabilities	301,166
Net assets, at value	$26,930,502
Net assets consist of:
Paid-in capital	$27,868,564
Undistributed net investment income	212,936
Net unrealized appreciation (depreciation)	(366,681)
Accumulated net realized gain (loss)	(784,317)
Net assets, at value	$26,930,502

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
October 31, 2011

Franklin World
Perspectives
Fund
Class A:
Net assets, at value	$11,796,233
Shares outstanding	1,224,863
Net asset value per share[a]	$9.63
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.22
Class C:
Net assets, at value	$2,688,696
Shares outstanding	280,891
Net asset value and maximum offering price per share[a]	$9.57
Class R:
Net assets, at value	$2,399,001
Shares outstanding	250,009
Net asset value and maximum offering price per share	$9.60
Advisor Class:
Net assets, at value	$10,046,572
Shares outstanding	1,042,407
Net asset value and maximum offering price per share	$9.64

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations
for the period ended October 31, 2011a

Franklin World
Perspectives
Fund
Investment income:
Dividends (net of foreign taxes of $31,047)	$436,960
Interest	167
Total investment income	437,127
Expenses:
Management fees (Note 3a)	197,915
Administrative fees (Note 3b)	46,628
Distribution fees: (Note 3c)
Class A	7,853
Class C	18,256
Class R	10,977
Transfer agent fees (Note 3e)	5,771
Custodian fees (Note 4)	9,679
Reports to shareholders	20,627
Registration and filing fees	14,134
Professional fees	82,957
Amortization of offering costs	120,029
Other	17,677
Total expenses	552,503
Expense reductions (Note 4)	(68)
Expenses waived/paid by affiliates (Note 3f)	(223,836)
Net expenses	328,599
Net investment income	108,528
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(776,185)
Foreign currency transactions	(25,701)
Net realized gain (loss)	(801,886)
Net change in unrealized appreciation (depreciation) on:
Investments	(365,648)
Translation of other assets and liabilities denominated in foreign currencies	(1,033)
Net change in unrealized appreciation (depreciation)	(366,681)
Net realized and unrealized gain (loss)	(1,168,567)
Net increase (decrease) in net assets resulting from operations	$(1,060,039)

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin Templeton International Trust

Financial Statements *(continued)*

Statement of Changes in Net Assets

	Franklin World Perspectives Fund
	Period Ended October 31, 2011[a]
Increase (decrease) in net assets:	
Operations:	
Net investment income	$ 108,528
Net realized gain (loss) from investments and foreign currency transactions	(801,886)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(366,681)
Net increase (decrease) in net assets resulting from operations	(1,060,039)
Distributions to shareholders from net investment income:	
Class A	(6,187)
Class C	(1,526)
Class R	(1,525)
Advisor Class	(6,123)
Total distributions to shareholders	(15,361)
Capital share transactions: (Note 2)	
Class A	12,258,839
Class C	2,815,337
Class R	2,500,089
Advisor Class	10,431,637
Total capital share transactions	28,005,902
Net increase (decrease) in net assets	26,930,502
Net assets:	
End of period	$26,930,502
Undistributed net investment income included in net assets:	
End of period	$ $212,936

Franklin Templeton International Trust

Notes to Financial Statements

Franklin World Perspectives Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Franklin World Perspectives Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective December 16, 2010, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and Exchange Traded Funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign

Annual Report | 37

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the

38 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision

Annual Report | 39

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income Taxes (continued)

for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, the Fund has determined that no provision for income tax is required in the Fund’s financial statements.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

40 | Annual Report

// Franklin Templeton International Trust
Notes to Financial Statements *(continued)*

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

i. Guarantees and Indemnifications

2. Shares of Beneficial Interest

	Period Ended October 31, 2011[a]	
	Shares	Amount
Class A Shares:		
Shares sold	1,267,903	$12,688,730
Shares issued in reinvestment of distributions	9	87
Shares redeemed	(43,049)	(429,978)
Net increase (decrease)	1,224,863	$12,258,839
Class C Shares:		
Shares sold	282,208	$ 2,827,790
Shares redeemed	(1,317)	(12,453)
Net increase (decrease)	280,891	$ 2,815,337
Class R Shares:		
Shares sold	250,009	$ 2,500,089
Net increase (decrease)	250,009	$ 2,500,089

Annual Report | 41

Franklin Templeton International Trust

Notes to Financial Statements *(continued)*

Franklin World Perspectives Fund

2. Shares of Beneficial Interest *(continued)*

	Period Ended October 31, 2011[a]	
	Shares	Amount
Advisor Class Shares:		
Shares sold	1,045,838	$10,465,638
Shares issued in reinvestment of distributions	2	22
Shares redeemed	(3,433)	(34,023)
Net increase (decrease)	1,042,407	$10,431,637

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FT Brazil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Templeton Investments Japan Limited (FT Japan)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.850%	Up to and including $1 billion
0.800%	Over $1 billion, up to and including $4 billion
0.750%	In excess of $4 billion

Under a subadvisory agreement, FT India, FT Brazil, FTIML, FT Korea, FTIC and FT Japan, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

42 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$7,456
CDSC retained	$74

e. Transfer Agent Fees

For the period ended October 31, 2011, the Fund paid transfer agent fees of $5,771, of which $3,002 was retained by Investor Services.

Annual Report | 43

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.25% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until March 1, 2012.

g. Other Affiliated Transactions

At October 31, 2011, Franklin Resources, Inc. owned 89.34% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2011, the Fund had capital loss carryforwards of $706,192 expiring in 2019.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the period ended October 31, 2011, was as follows:

2011
Distributions paid from:
Ordinary income	$15,361

44 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

5. INCOME TAXES (continued)

At October 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$26,138,193

Unrealized appreciation	$1,363,994
Unrealized depreciation	(1,831,216)
Net unrealized appreciation (depreciation)	$(467,222)

Distributable earnings – undistributed ordinary income	$235,894

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign capital gains tax, offering costs, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2011, aggregated $45,247,893 and $18,581,564, respectively.

7. INVESTMENTS IN FRANKLIN INDIA GROWTH FUND

The Fund may invest in the Franklin India Growth Fund, an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in Franklin India Growth Fund, in an amount not to exceed the management fees paid by the Franklin India Growth Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior

Annual Report | 45

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Franklin World Perspectives Fund

9. RESTRICTED SECURITIES (continued)

registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
1,062,600	[a]Rolls-Royce Group PLC, C
	Total Restricted Securities (0.01% of Net Assets)	10/26/11	$1,700	$1,709

aThe Fund also invests in unrestricted securities of the issuer, valued at $173,900 as of October 31, 2011.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

46 | Annual Report

Franklin Templeton International Trust
Notes to Financial Statements *(continued)*

Franklin World Perspectives Fund

10. Fair Value Measurements *(continued)*

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments[a]:				
United Kingdom	$ 2,806,968	$ —	$1,709	$ 2,808,677
Other Equity Investments[b]	22,037,072	—	—	22,037,072
Mutual Funds	496,723	—	—	496,723
Participatory Notes	—	178,499	—	178,499
Short Term Investments	—	150,000	—	150,000
Total Investments in Securities	$25,340,763	$328,499	$1,709	$25,670,971

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories descriptions, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

12. Subsequent Events

Abbreviations

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
FHLB - Federal Home Loan Bank
SPDR - S&P Depositary Receipt

Annual Report | 47

Franklin Templeton International Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin World Perspectives Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin World Perspectives Fund (one of the funds constituting the Franklin Templeton International Trust, hereafter referred to as the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period December 16, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California December 16, 2011

48 | Annual Report

Franklin Templeton International Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

50 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Annual Report | 51

<table>
<tr><th>Name, Year of Birth and Address</th><th>Position</th><th>Length of Time Served</th><th>Number of Portfolios in Fund Complex Overseen by Board Member*</th><th>Other Directorships Held</th></tr>
<tr><td>**Gregory E. Johnson (1961)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Trustee</td><td>Since 2007</td><td>90</td><td>None</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.</td></tr>
<tr><td>James M. Davis (1952)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Chief Compliance Officer and Vice President – AML Compliance</td><td>Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Laura F. Fergerson (1962)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Chief Executive Officer – Finance and Administration</td><td>Since 2009</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).</td></tr>
<tr><td>Gaston Gardey (1967)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Treasurer, Chief Financial Officer and Chief Accounting Officer</td><td>Since 2009</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.</td></tr>
<tr><td>Aliya S. Gordon (1973)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Vice President</td><td>Since 2009</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).</td></tr>
<tr><td>David P. Goss (1947)
One Franklin Parkway
San Mateo, CA 94403-1906</td><td>Vice President</td><td>Since 2000</td><td>Not Applicable</td><td>Not Applicable</td></tr>
<tr><td colspan="5">Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.</td></tr>
</table>

52 | Annual Report

Annual Report | 53

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

54 | Annual Report

Franklin Templeton International Trust

Shareholder Information

Franklin World Perspectives Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 55

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VALUE | BLEND | GROWTH | SECTOR | **GLOBAL** | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin World Perspectives Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Templeton Investimentos (Brasil) Ltda.
Franklin Templeton Investment Corp.
Franklin Templeton Investment Management Limited
Franklin Templeton Asset Management (India) Private Limited
Franklin Templeton Investment Trust Management Co., Ltd.
Franklin Templeton Investments Japan Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

097 A 12/11

OCTOBER 31, 2011

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery on **franklintempleton.com**

INTERNATIONAL

Templeton Foreign Smaller Companies Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Foreign Smaller Companies Fund

Your Fund's Goal and Main Investments: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown
Based on Total Net Assets as of 10/31/11

Europe 45.9%
Asia 29.1%
North America 9.5%
Australia & New Zealand 5.9%
Latin America & Caribbean 3.3%
Short-Term Investments & Other Net Assets 6.3%

Performance Overview

For the 12 months under review, Templeton Foreign Smaller Companies Fund – Class A had a -9.60% cumulative total return. The Fund underperformed the -5.28% total return of its new benchmark, the MSCI All Country

Annual Report | 3

Top 10 Sectors/Industries
10/31/11
% of Total
Net Assets
Household Durables	10.2%
Capital Markets	9.8%
Trading Companies & Distributors	6.8%
Commercial Banks	5.4%
Energy Equipment & Services	4.4%
Diversified Financial Services	3.7%
Electronic Equipment, Instruments &
Components	3.5%
Textiles, Apparel & Luxury Goods	3.5%
Diversified Consumer Services	3.3%
Personal Products	3.0%

(AC) World ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets.1 In comparison, the Fund also underperformed the -3.64% total return of its previous benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which tracks stock performance in global developed markets excluding the U.S. and Canada.1 The MSCI AC World ex USA Small Cap Index replaced the MSCI EAFE Index because we believe it provides a better comparison to the Fund’s portfolio composition. Please note that index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Economic and Market Overview

Global stocks generally entered the 12-month review period with positive momentum as considerable policy support in the developed world helped sustain global economic growth and corporate earnings remained strong. At the beginning of the period regional conditions diverged widely. In emerging markets, rapid credit and capacity growth prompted monetary consolidation and tighter lending standards to counter inflationary forces, while in Europe, leaders also initially focused on inflation despite gathering pressure from debt and growth headwinds. U.S. policymakers, however, prioritized growth, responding aggressively to signs of an economic slowdown by announcing a second round of quantitative easing and extending Bush-era tax cuts early in the reporting period. Despite such stabilizing efforts, a confluence of events in the early months of 2011 significantly escalated market volatility. First, civil insurrections swept North Africa and the Middle East as democracy advocates deposed a number of long-standing regimes, leading to heightened volatility in global oil and gas markets. Then, Japan suffered its biggest earthquake on record, followed by a destructive tsunami and nuclear crisis. These events led to sharp market declines in Japan and across the globe. Yet, despite the dramatic headlines and pronounced market volatility, global stocks largely weathered this turmoil, underpinned by accommodative policy and economic and earnings resilience.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

4 | Annual Report

More significant setbacks came later in the review period, including the downgrade of the U.S. long-term credit rating to AA+ from AAA in August after a last-minute budget compromise narrowly averted a government shutdown. Sovereign debt burdens and economic growth headwinds emerged as leading sources of investor concern, and Europe became the primary region of focus given its debt complications and growth challenges. Over the course of the reporting period, Greece, Portugal and Ireland accepted bailouts, Spain’s and Italy’s credit ratings were downgraded, and many European governments imposed painful austerity measures seeking to shrink fiscal deficits. By period-end, policymakers had increased the size of the European Financial Stability Facility — the region’s bailout fund — to one trillion euros and agreed to provide financing and capital to stressed regional lenders. Europe’s greater policy commitment generally helped stocks rebound sharply in October, aided further by benign economic data, resilient corporate profits and a general sense among investors that equities had become oversold. However, for the period as a whole, global developed and emerging countries’ stocks, as measured by the MSCI AC World Index, ultimately declined as many investors avoided perceived risk and sought traditional safe havens like gold, reserve currencies and higher quality fixed income securities.

Investment Strategy

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Manager’s Discussion

The Fund had several underperformers during a difficult and volatile fiscal year in global stock markets. Billabong International (sold by period-end) is an Australian global brand-management company that designs, markets and distributes surfing-related apparel and accessories under the Billabong brand. During the period, the company’s shares were impacted by global economic headwinds, a downward revision to the company’s 2012 earnings forecast and a strong Australian dollar (making Australian exports more expensive for foreign buyers). Looking at the longer term, we believe Billabong has a strong

Top 10 Equity Holdings
10/31/11

Company	% of Total
Sector/Industry, Country	Net Assets
Aziumut Holding SpA	3.1%
Capital Markets, Italy
Kobayashi Pharmaceutical Co. Ltd.	2.9%
Personal Products, Japan
Kloeckner & Co. SE	2.9%
Trading Companies & Distributors,
Germany
HudBay Minerals Inc.	2.5%
Metals & Mining, Canada
Bellway PLC	2.5%
Household Durables, U.K.
Korea Investment Holdings Co. Ltd.	2.4%
Capital Markets, South Korea
Genworth MI Canada Inc.	2.3%

Thrifts & Mortgage Finance, Canada
Bovis Homes Group	2.3%
Household Durables, U.K.
Canaccord Financial Inc.	2.3%
Capital Markets, Canada
Emeco Holdings Ltd.	2.3%
Trading Companies & Distributors,
Australia

Annual Report | 5

balance sheet, a solid dividend yield and the opportunity to grow with the rising popularity of surfing, snowboarding and skateboarding.

Australia’s Downer EDI provides engineering and infrastructure management services to the public and private rail, road, power, telecommunications and mining sectors in Australia, New Zealand and Asia. The share price declined due to concerns regarding the future level of mining capital expenditure in Australia after recent tax changes. At period-end, we believed the company remained poised to benefit from favorable industry trends within its underlying businesses that could enable it to generate attractive growth over the longer term.

U.K.-based GAME Group is Europe’s largest retailer of computer software, video games, electronic gaming consoles and related products. In our analysis, it is a fundamentally strong company with a solid balance sheet. However, during the period the company suffered as its store-based business model came under pressure, with customers increasingly looking online to purchase games. GAME Group responded to the trend with a plan to rationalize its portfolio of physical stores while moving to a multi-channel selling strategy that will include web-based sales, which we believe holds the potential to improve its profit margins.

In contrast, some holdings performed well during the year under review, helping to mitigate the Fund’s losses. These included Bovis Homes Group, Emeco Holdings and Megane Top (sold by period-end).

Bovis is one of the U.K.’s largest homebuilders. The company has a strong track record in land buying and held net cash on its balance sheet during the Fund’s fiscal year, allowing it to survive the recent, severe downturn in home construction. Given the difficult state of the U.K. housing market, the company enjoyed surprisingly strong trading over the period, benefiting primarily from the fact that it achieved stronger house sales — and at higher prices — than the market had predicted. Bovis shares received additional support due to proposed changes to U.K. housing regulations that may potentially make development projects easier to undertake.

6 | Annual Report

Emeco is the leading supplier of heavy earthmoving equipment rentals to the Australian mining industry. The company’s focus is on coal and gold extraction, with a growing presence in iron ore. Its share price rose strongly during the period as the company’s earnings results through September 2011 were buoyed by rising demand and its recent exit from underperforming U.S. and European operations, while Australian mining industry sentiment revived with the demise of a planned mineral tax.

The Fund’s shares of Megane Top, a Japanese manufacturer and retailer of eyeglass frames, rose on sharply raised guidance in regard to the company’s profitability and strong sales growth. Megane Top realized impressive operating results, aided in part by the fact that it seeks to source its supplies directly. Also, by manufacturing some of its own eyeglass frames, the company knows manufacturing costs and is able to better negotiate with its suppliers. Megane’s simple pricing (all inclusive with no additional charges) and convenience through “speed processing” also differentiates the company from its competitors. In our analysis, the company holds the potential to further drive earnings growth as it expands its base of retail stores.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2011, the U.S. dollar decreased in value relative to most major currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Annual Report | 7

Martin Cobb

Harlan B. Hodes, CPA

Cindy L. Sweeting, CFA

Portfolio Management Team
Templeton Foreign Smaller Companies Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 10/31/11

Price and Distribution Information

Class A (Symbol: FINEX)		Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$1.55	$13.92	$15.47
Distributions (11/1/10–10/31/11)				
Dividend Income	$0.0746			
Class B (Symbol: n/a)		**Change**	**10/31/11**	**10/31/10**
Net Asset Value (NAV)		-$1.52	$13.31	$14.83
Class C (Symbol: FCFSX)		**Change**	**10/31/11**	**10/31/10**
Net Asset Value (NAV)		-$1.53	$13.36	$14.89
Advisor Class (Symbol: FTFAX)		**Change**	**10/31/11**	**10/31/10**
Net Asset Value (NAV)		-$1.55	$13.93	$15.48
Distributions (11/1/10–10/31/11)				
Dividend Income	$0.1114

Annual Report | 9

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class B:*** *contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter;* ***Class C:*** *1% CDSC in first year only;* ***Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-9.60%	+1.81%	+143.86%
Average Annual Total Return[2]		-14.77%	-0.83%	+8.67%
Value of $10,000 Investment[3]		$8,523	$9,594	$22,976
Avg. Ann. Total Return (9/30/11)[4]		-18.29%	-1.72%	+8.08%
Total Annual Operating Expenses[5]	1.59%			
Class B		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		-10.25%	-1.89%	+129.14%
Average Annual Total Return[2]		-13.84%	-0.62%	+8.64%
Value of $10,000 Investment[3]		$8,616	$9,694	$22,914
Avg. Ann. Total Return (9/30/11)[4]		-17.40%	-1.52%	+8.06%
Total Annual Operating Expenses[5]	2.33%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		-10.28%	-1.90%	+125.92%
Average Annual Total Return[2]		-11.17%	-0.38%	+8.49%
Value of $10,000 Investment[3]		$8,883	$9,810	$22,592
Avg. Ann. Total Return (9/30/11)[4]		-14.83%	-1.28%	+7.90%
Total Annual Operating Expenses[5]	2.34%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		-9.38%	+3.10%	+150.18%
Average Annual Total Return[2]		-9.38%	+0.61%	+9.60%
Value of $10,000 Investment[3]		$9,062	$10,310	$25,018
Avg. Ann. Total Return (9/30/11)[4]		-13.05%	-0.29%	+9.01%
Total Annual Operating Expenses[5]	1.34%			

10 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/01–10/31/11)

$40,000
$30,000
$20,000
$10,000
$0
11/01
10/03
10/05
10/07
10/09
10/11
$31,674
$22,976
$18,231
Templeton Foreign Smaller Companies Fund
MSCI AC World ex-USA Small Cap Index[5]
MSCI EAFE Index[5]

Average Annual Total Return

Class A	10/31/11
1-Year	-14.77%
5-Year	-0.83%
10-Year	+8.67%

Class B (11/1/01–10/31/11)

$40,000
$30,000
$20,000
$10,000
$0
11/01
10/03
10/05
10/07
10/09
10/11
$31,674
$22,914
$18,231
Templeton Foreign Smaller Companies Fund
MSCI AC World ex-USA Small Cap Index[5]
MSCI EAFE Index[5]

Average Annual Total Return

Class B	10/31/11
1-Year	-13.84%
5-Year	-0.62%
10-Year	+8.64%

Annual Report | 11

12 | Annual Report

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. In addition, smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2011 Morningstar. The MSCI AC World ex USA Small Cap Index is a free float-adjusted, market capitalization weighted index designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/11	Value 10/31/11	Period* 5/1/11–10/31/11
Actual	$1,000	$799.50	$7.30
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19
Class B
Actual	$1,000	$796.50	$10.64
Hypothetical (5% return before expenses)	$1,000	$1,013.36	$11.93
Class C
Actual	$1,000	$796.70	$10.69
Hypothetical (5% return before expenses)	$1,000	$1,013.31	$11.98
Advisor Class
Actual	$1,000	$800.60	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.61%; B: 2.35%; C: 2.36%; and Advisor: 1.36%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 15

Franklin Templeton International Trust

Financial Highlights

Templeton Foreign Smaller Companies Fund

Class A	Year Ended October 31, 2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$15.47	$12.82	$ 8.58	$25.36	$23.20
Income from investment operations[a]:					
Net investment income[b]	0.12	0.08	0.08	0.32	0.27
Net realized and unrealized gains (losses)	(1.60)	2.68	4.66	(13.11)	6.07
Total from investment operations	(1.48)	2.76	4.74	(12.79)	6.34
Less distributions from:					
Net investment income	(0.07)	(0.11)	(0.45)	(0.28)	(0.46)
Net realized gains	—	—	(0.05)	(3.71)	(3.72)
Total distributions	(0.07)	(0.11)	(0.50)	(3.99)	(4.18)
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$13.92	$15.47	$12.82	$ 8.58	$25.36
Total return[e]	(9.60)%	21.71%	58.99%	(55.75)%	31.50%
Ratios to average net assets					
Expenses[f]	1.55%	1.59%	1.71%	1.53%	1.40%
Net investment income	0.80%	0.56%	0.83%	1.78%	1.15%
Supplemental data					
Net assets, end of year (000's)	$121,119	$163,993	$144,167	$99,546	$503,289
Portfolio turnover rate	50.03%	19.65%	32.74%	12.68%[g]	27.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Highlights *(continued)*

Templeton Foreign Smaller Companies Fund

Class B	Year Ended October 31, 2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.83	$12.34	$ 8.24	$24.60	$22.63
Income from investment operations[a]:					
Net investment income (loss)[b]	(—)[c]	(0.03)	0.01	0.18	0.08
Net realized and unrealized gains (losses)	(1.52)	2.60	4.49	(12.68)	5.91
Total from investment operations	(1.52)	2.57	4.50	(12.50)	5.99
Less distributions from:					
Net investment income	—	(0.08)	(0.35)	(0.15)	(0.30)
Net realized gains	—	—	(0.05)	(3.71)	(3.72)
Total distributions	—	(0.08)	(0.40)	(3.86)	(4.02)
Redemption fees[d]	—	—	—	—[c]	—[c]
Net asset value, end of year	$13.31	$14.83	$12.34	$ 8.24	$24.60
Total return[e]	(10.25)%	20.91%	57.71%	(56.07)%	30.49%
Ratios to average net assets					
Expenses[f]	2.29%	2.33%	2.45%	2.28%	2.15%
Net investment income (loss)	0.06%	(0.18)%	0.09%	1.03%	0.40%
Supplemental data					
Net assets, end of year (000's)	$1,101	$2,173	$2,783	$2,479	$8,505
Portfolio turnover rate	50.03%	19.65%	32.74%	12.68%[g]	27.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton International Trust

Financial Highlights *(continued)*

Templeton Foreign Smaller Companies Fund

Class C	Year Ended October 31, 2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.89	$12.39	$ 8.26	$24.66	$22.68
Income from investment operations[a]:					
Net investment income (loss)[b]	0.01	(0.02)	0.01	0.19	0.08
Net realized and unrealized gains (losses)	(1.54)	2.60	4.51	(12.72)	5.93
Total from investment operations	(1.53)	2.58	4.52	(12.53)	6.01
Less distributions from:					
Net investment income	—	(0.08)	(0.34)	(0.16)	(0.31)
Net realized gains	—	—	(0.05)	(3.71)	(3.72)
Total distributions	—	(0.08)	(0.39)	(3.87)	(4.03)
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$13.36	$14.89	$12.39	$ 8.26	$24.66
Total return[e]	(10.28)%	20.90%	57.73%	(56.07)%	30.52%
Ratios to average net assets					
Expenses[f]	2.30%	2.34%	2.46%	2.26%	2.14%
Net investment income (loss)	0.05%	(0.19)%	0.08%	1.05%	0.41%
Supplemental data					
Net assets, end of year (000's)	$14,457	$17,202	$14,349	$11,220	$38,434
Portfolio turnover rate	50.03%	19.65%	32.74%	12.68%[g]	27.72%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[f]Benefit of expense reduction rounds to less than 0.01%.

[g]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton International Trust

Statement of Investments, October 31, 2011

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks 93.7%
Australia 5.9%
[a]Downer EDI Ltd.	Commercial Services & Supplies	849,545	$2,730,774
Emeco Holdings Ltd.	Trading Companies & Distributors	3,797,468	3,982,141
Pacific Brands Ltd.	Distributors	5,587,080	3,532,934
			10,245,849
Austria 1.7%
Wienerberger AG	Building Products	247,817	3,010,885
Bahamas 2.1%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	77,213	3,720,122
Belgium 2.1%
Barco NV	Electronic Equipment,
	Instruments & Components	66,241	3,594,020
Canada 9.5%
Canaccord Financial Inc.	Capital Markets	424,725	4,011,575
Ensign Resource Service Group Inc.	Energy Equipment & Services	94,800	1,423,329
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	83,141	1,832,033
[b]Genworth MI Canada Inc., 144A	Thrifts & Mortgage Finance	101,159	2,229,065
HudBay Minerals Inc.	Metals & Mining	397,830	4,351,266
Mullen Group Ltd.	Energy Equipment & Services	132,760	2,663,444
			16,510,712
Cayman Islands 1.2%
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	939,000	2,141,783
China 1.9%
Anhui Expressway Co. Ltd., H	Transportation Infrastructure	2,038,000	1,274,930
[a]People’s Food Holdings Ltd.	Food Products	491,586	256,463
Sinotrans Ltd., H	Air Freight & Logistics	8,085,998	1,675,736
			3,207,129
Germany 2.9%
Kloeckner & Co. SE	Trading Companies & Distributors	328,730	4,984,473
Greece 3.6%
Hellenic Exchanges SA Holding Clearing Settlement and
Registry	Diversified Financial Services	622,090	3,056,674
Jumbo SA	Specialty Retail	589,450	3,206,321
			6,262,995
Hong Kong 3.3%
Dah Sing Financial Group	Commercial Banks	650,069	2,045,900
Hung Hing Printing Group Ltd.	Containers & Packaging	633,468	151,664
Techtronic Industries Co. Ltd.	Household Durables	3,939,590	3,453,379
			5,650,943
Italy 3.1%
Azimut Holding SpA	Capital Markets	698,357	5,461,267
Japan 11.5%
Asics Corp.	Textiles, Apparel & Luxury Goods	131,400	1,771,383
Descente Ltd.	Textiles, Apparel & Luxury Goods	386,515	2,209,787

20 | Annual Report

Franklin Templeton International Trust

Statement of Investments, October 31, 2011 (continued)

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks (continued)
Japan (continued)
en-japan Inc.	Professional Services	835	$937,686
Hajime Construction Co. Ltd.	Household Durables	99,000	2,174,113
Keihin Corp.	Auto Components	111,300	1,753,810
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	101,679	5,065,418
Nissan Shatai Co. Ltd.	Auto Components	125,830	1,142,666
Shinko Plantech Co. Ltd.	Energy Equipment & Services	390,300	3,519,364
Tokai Rika Co. Ltd.	Auto Components	89,100	1,464,392
			20,038,619
Netherlands 9.0%
Aalberts Industries NV	Machinery	149,197	2,642,214
Accell Group NV	Leisure Equipment & Products	84,006	1,895,245
Arcadis NV	Construction & Engineering	154,600	3,038,543
Mediq NV	Health Care Providers & Services	148,146	2,358,062
TKH Group NV	Communications Equipment	147,113	3,644,782
USG People NV	Professional Services	220,544	1,961,263
			15,540,109
Portugal 1.9%
Zon Multimedia Servicos de Telecomunicacoes e
Multimedia SGPS SA	Media	1,041,100	3,265,276
Singapore 1.4%
CSE Global Ltd.	IT Services	3,508,000	2,347,049
South Korea 5.5%
[a]BS Financial Group Inc.	Diversified Financial Services	306,225	3,427,430
[a]DGB Financial Group Inc.	Commercial Banks	156,515	1,962,857
Korea Investment Holdings Co. Ltd.	Capital Markets	123,450	4,156,248
			9,546,535
Spain 1.1%
Melia Hotels International SA	Hotels, Restaurants & Leisure	255,524	1,870,918
Sweden 0.0%
[a,c]D. Carnegie & Co. AB	Capital Markets	456,515	—
Switzerland 3.9%
[a]Panalpina Welttransport Holding AG	Air Freight & Logistics	33,670	3,349,743
Verwaltungs-und Privat-Bank AG	Capital Markets	15,545	1,566,008
Vontobel Holding AG	Capital Markets	62,612	1,875,508
			6,791,259
Taiwan 2.0%
[a]Ta Chong Bank Ltd.	Commercial Banks	8,586,200	2,511,172
Taiwan Fu Hsing	Building Products	1,609,980	936,348
			3,447,520
Thailand 3.5%
Bank of Ayudhya PCL, fgn.	Commercial Banks	4,128,920	2,744,541
Glow Energy PCL, fgn.	Independent Power Producers &
	Energy Traders	1,943,027	3,387,160
			6,131,701

Annual Report | 21

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities
October 31, 2011

Templeton
Foreign Smaller
Companies Fund
Assets:
Investments in securities:
Cost	$182,644,857
Value	$173,630,159
Cash	240,475
Receivables:
Investment securities sold	979,121
Capital shares sold	182,402
Dividends	289,874
Total assets	175,322,031
Liabilities:
Payables:
Investment securities purchased	1,025,596
Capital shares redeemed	435,228
Affiliates	193,309
Accrued expenses and other liabilities	88,076
Total liabilities	1,742,209
Net assets, at value	$173,579,822
Net assets consist of:
Paid-in capital	$204,408,074
Undistributed net investment income	1,789,899
Net unrealized appreciation (depreciation)	(9,012,675)
Accumulated net realized gain (loss)	(23,605,476)
Net assets, at value	$173,579,822

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
October 31, 2011

Templeton
Foreign Smaller
Companies Fund
Class A:
Net assets, at value	$121,119,168
Shares outstanding	8,700,034
Net asset value per share[a]	$13.92
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.77
Class B:
Net assets, at value	$1,101,372
Shares outstanding	82,770
Net asset value and maximum offering price per share[a]	$13.31
Class C:
Net assets, at value	$14,457,198
Shares outstanding	1,082,162
Net asset value and maximum offering price per share[a]	$13.36
Advisor Class:
Net assets, at value	$36,902,084
Shares outstanding	2,649,727
Net asset value and maximum offering price per share	$13.93

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations
for the year ended October 31, 2011

Templeton
Foreign Smaller
Companies Fund
Investment income:
Dividends (net of foreign taxes of $407,415)	$5,111,693
Interest	8,483
Total investment income	5,120,176
Expenses:
Management fees (Note 3a)	2,063,441
Distribution fees: (Note 3c)
Class A	390,713
Class B	17,391
Class C	174,617
Transfer agent fees (Note 3e)	462,750
Custodian fees (Note 4)	58,818
Reports to shareholders	56,531
Registration and filing fees	106,400
Professional fees	50,746
Trustees’ fees and expenses	12,491
Other	16,249
Total expenses	3,410,147
Expense reductions (Note 4)	(40)
Net expenses	3,410,107
Net investment income	1,710,069
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,213,061
Foreign currency transactions	156,742
Net realized gain (loss)	8,369,803
Net change in unrealized appreciation (depreciation) on:
Investments	(31,135,164)
Translation of other assets and liabilities denominated in foreign currencies	723
Net change in unrealized appreciation (depreciation)	(31,134,441)
Net realized and unrealized gain (loss)	(22,764,638)
Net increase (decrease) in net assets resulting from operations	$(21,054,569)

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Templeton International Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign
	Smaller Companies Fund
	Year Ended October 31,
	2011	2010
Increase (decrease) in net assets:
Operations:
Net investment income	$1,710,069	$947,288
Net realized gain (loss) from investments and foreign currency transactions	8,369,803	1,667,814
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(31,134,441)	33,064,454
Net increase (decrease) in net assets resulting from operations	(21,054,569)	35,679,556
Distributions to shareholders from:
Net investment income:
Class A	(749,124)	(1,237,655)
Class B	—	(14,248)
Class C	—	(90,278)
Advisor Class	(269,971)	(188,106)
Total distributions to shareholders	(1,019,095)	(1,530,287)
Capital share transactions: (Note 2)
Class A	(28,291,443)	(6,410,149)
Class B	(948,848)	(1,007,752)
Class C	(919,349)	31,276
Advisor Class	9,273,682	14,039,405
Total capital share transactions	(20,885,958)	6,652,780
Net increase (decrease) in net assets	(42,959,622)	40,802,049
Net assets:
Beginning of year	216,539,444	175,737,395
End of year	$173,579,822	$216,539,444
Undistributed net investment income included in net assets:
End of year	$1,789,899	$912,906

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements

Templeton Foreign Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Company) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair

Annual Report | 27

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

28 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As a result, no provision for U.S. federal income taxes is required. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 29

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

30 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements *(continued)*

Templeton Foreign Smaller Companies Fund

2. Shares of Beneficial Interest

	Year Ended October 31, 2011		2010	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	3,610,778	$ 58,253,680	5,262,860	$ 72,261,108
Shares issued in reinvestment of distributions	43,887	695,170	88,283	1,148,515
Shares redeemed	(5,552,773)	(87,240,293)	(6,001,418)	(79,819,772)
Net increase (decrease)	(1,898,108)	$(28,291,443)	(650,275)	$ (6,410,149)
Class B Shares:				
Shares sold	2,606	$ 40,584	8,040	$ 111,885
Shares issued in reinvestment of distributions	—	—	1,026	12,794
Shares redeemed	(66,318)	(989,432)	(88,122)	(1,132,431)
Net increase (decrease)	(63,712)	$ (948,848)	(79,056)	$ (1,007,752)
Class C Shares:				
Shares sold	374,723	$ 5,829,124	300,475	$ 3,994,518
Shares issued in reinvestment of distributions	—	—	6,504	81,432
Shares redeemed	(447,808)	(6,748,473)	(309,533)	(4,044,674)
Net increase (decrease)	(73,085)	$ (919,349)	(2,554)	$ $31,276
Advisor Class Shares:				
Shares sold	3,001,848	$ 48,456,026	2,234,716	$ 30,240,581
Shares issued in reinvestment of distributions	8,647	136,705	10,602	138,030
Shares redeemed	(2,504,220)	(39,319,049)	(1,229,255)	(16,339,206)
Net increase (decrease)	506,275	$ 9,273,682	1,016,063	$ 14,039,405

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 31

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

32 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$55,142
CDSC retained	$6,874

e. Transfer Agent Fees

For the year ended October 31, 2011, the Fund paid transfer agent fees of $462,750, of which $233,484 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2011, the Fund had capital loss carryforwards of $23,400,846 expiring in 2017. During the year ended October 31, 2011, the Fund utilized $8,388,414 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the years ended October 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,019,095	$1,530,287

Annual Report | 33

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

5. INCOME TAXES (continued)

At October 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$182,849,486

Unrealized appreciation	$20,251,555
Unrealized depreciation	(29,470,882)
Net unrealized appreciation (depreciation)	$(9,219,327)

Distributable earnings - undistributed ordinary income	$1,792,741

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2011, aggregated $100,753,320 and $114,063,488, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers,

34 | Annual Report

Franklin Templeton International Trust

Notes to Financial Statements *(continued)*

Templeton Foreign Smaller Companies Fund

8. Credit Facility *(continued)*

9. Fair Value Measurements

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments[a]	$162,630,162	$ —	$—[b]	$162,630,162
Short Term Investments	—	10,999,997	—	10,999,997
Total Investments in Securities	$162,630,162	$10,999,997	$—	$173,630,159

[b]Includes securities determined to have no value at October 31, 2011.

Annual Report | 35

Franklin Templeton International Trust

Notes to Financial Statements (continued)

Templeton Foreign Smaller Companies Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

FFCB - Federal Farm Credit Bank

36 | Annual Report

Franklin Templeton International Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Foreign Smaller Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Smaller Companies Fund (one of the funds constituting the Franklin Templeton International Trust, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2011

Annual Report | 37

Franklin Templeton International Trust

Tax Designation (unaudited)

Templeton Foreign Smaller Companies Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,348,294 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At October 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

38 | Annual Report

Franklin Templeton International Trust

Tax Designation (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2012, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 39

Franklin Templeton International Trust

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

40 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Annual Report | 41

42 | Annual Report

Annual Report | 43

44 | Annual Report

Franklin Templeton International Trust

Shareholder Information

Templeton Foreign Smaller Companies Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Templeton Foreign Smaller Companies Fund

Investment Manager
Franklin Templeton Investments Corp.

Subadvisor
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

191 A 12/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $139,024 for the fiscal year ended October 31, 2011 and $97,624 for the fiscal year ended October 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

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The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended October 31, 2011 and $35,000 for the fiscal year ended October 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2011 and $105 for the fiscal year ended October 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2011 and $144,695 for the fiscal year ended October 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities

5079-4

Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 for the fiscal year ended October 31, 2011 and $179,800 for the fiscal year ended October 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to

5079-4

ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration

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Date December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date December 28, 2011

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date December 28, 2011

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